UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
MERUS N.V.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Merus N.V.

PROXY

STATEMENT

Annual General Meeting

of Shareholders

May 21, 2025

15:00 (3:00) p.m. (Central European Summer Time)

MERUS N.V.

UPPSALALAAN 17

3rd & 4th FLOOR

3584 CT UTRECHT

THE NETHERLANDS

April [ ], 2025

To Our Shareholders:

You are cordially invited to attend the 2025 Annual General Meeting of Shareholders of Merus N.V. at 15:00 (3:00) p.m. Central European Summer Time, on Wednesday, May 21, 2025, at the offices of NautaDutilh N.V. (Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands).

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual General Meeting. If you would like to attend the Annual General Meeting, you must inform the Company by e-mail (addressed to AGM2025@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Uppsalalaan 17, 3rd & 4th floor, 3584 CT, Utrecht, the Netherlands) no later than 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025. Please see the section called “Who Can Attend the Annual General Meeting?” on page 5 of the proxy statement for more information about how to attend the meeting.

Whether or not you attend the Annual General Meeting, it is important that your shares be voted prior to the Annual General Meeting. Therefore, I urge you to vote your shares prior to the Annual General Meeting by promptly submitting your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which will require no postage if mailed in the United States, or by email (addressed to AGM2025@merus.nl). Further instructions will be contained on the proxy card. If you decide to attend the Annual General Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Sven (Bill) Ante Lundberg, M.D.

President, Chief Executive Officer

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements. All statements other than statements of historical facts contained in this Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

The forward-looking statements are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Proxy Statement and are subject to a number of known and unknown risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) on February 27, 2025 (the “Annual Report on Form 10-K”), under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Annual Report on Form 10-K.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. We intend the forward-looking statements contained in this Proxy Statement to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held Wednesday, May 21, 2025

Merus N.V.

Uppsalalaan 17

3rd & 4th floor

3584 CT Utrecht

The Netherlands

The Annual General Meeting of Shareholders (the “Annual General Meeting”) of Merus N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), will be held at 15:00 (3:00) p.m. Central European Summer Time on Wednesday, May 21, 2025, at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands).

The agenda for the Annual General Meeting is as follows:

1.	Opening

2.	Discussion of the Company’s Dutch statutory annual report over the financial year 2024 (discussion item)

3.	Adoption of the Company’s Dutch statutory annual accounts over the financial year 2024 (voting item)

4.	Explanation of the dividend and reservation policy (discussion item)

5.	Appointment of the KPMG Accountants N.V. as the Company’s external auditor for the financial year 2025 for purposes of Dutch law (voting item)

6.	Release of each member of the Company’s board of directors from liability for the exercise of their duties during the financial year 2024 (voting item)

7.	Re-appointment of Anand Mehra, M.D. as non-executive director

a.	Opportunity to make recommendations for nomination by the Company’s group of non-executive directors (voting item)

b.	Nomination by the Company’s group of non-executive directors of Anand Mehra, M.D. for re-appointment as non-executive director (discussion item)

c.	Re-appointment of Anand Mehra, M.D. as non-executive director (voting item)

8.	Re-appointment of Maxine Gowen, Ph.D. as non-executive director

a.	Opportunity to make recommendations for nomination by the Company’s group of non-executive directors (voting item)

b.	Nomination by the Company’s group of non-executive directors of Maxine Gowen, Ph.D. for re-appointment as non-executive director (discussion item)

c.	Re-appointment of Maxine Gowen, Ph.D. as non-executive director (voting item)

9.	Granting authorization to the Company’s board of directors to acquire shares (or depository receipts for such shares) in the Company’s capital (voting item)

10.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers (voting item)

11.	Closing

No business shall be voted on at the Annual General Meeting, except such items as included in the above-mentioned agenda.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is April 23, 2025 (the “Record Date”). No record date applies in respect of preferred shares in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”).

Persons with Meeting Rights who wish to attend the Annual General Meeting, in person or represented by proxy, must notify the Company of their identity and intention to attend the Annual General Meeting by e-mail (addressed to AGM2025@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands). This notice must be received by the Company no later than 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025 (the “Cut-off Time”). Persons with Meeting Rights who have not complied with this requirement may be refused entry to the Annual General Meeting. Persons with Meeting Rights may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders who wish to attend the Annual General Meeting should present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. A proxy form for this purpose can be downloaded from the Company’s website (http://www.merus.nl).

It is important that your shares be represented regardless of the number of shares you may hold. We urge you to vote your shares or to submit your proxy prior to the Annual General Meeting. Proxies may be submitted prior to the Cut-off Time via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope or emailing the signed and dated proxy card to AGM2025@merus.nl. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the board of directors

Peter B. Silverman

Interim Company Secretary

Utrecht, the Netherlands

April [ ], 2025

PROXY STATEMENT

MERUS N.V.

UPPSALALAAN 17

3rd & 4th FLOOR

3584 CT UTRECHT

THE NETHERLANDS

This proxy statement is furnished in connection with the solicitation by the board of directors of Merus N.V. of proxies to be voted in respect of our Annual General Meeting of Shareholders to be held on Wednesday, May 21, 2025 (the “Annual General Meeting”), at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands), at 15:00 (3:00) p.m. Central European Summer Time.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is April 23, 2025 (the “Record Date”). No record date applies in respect of preferred shares (if any are issued) in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”). As of April 23, 2025, there were [   ] common shares and no preferred shares outstanding. Each common share and each preferred share (if any are issued) is entitled to one vote on any matter presented at the Annual General Meeting as a voting item.

This proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (as amended, the “Annual Report on Form 10-K”) will be mailed on or about April 28, 2025 to our shareholders of record as of the close of business on the Record Date.

Our principal executive offices are located at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands. In this proxy statement, “Merus”, “Company”, “we”, “us”, and “our” refer to Merus N.V.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2025

This Proxy Statement and the Annual Report on Form 10-K are available at http://www.proxyvote.com/

PROPOSALS

At the Annual General Meeting, each of the following proposals (the “Proposals”) will be on the agenda as a voting item:

1.	Adoption of the Company’s Dutch statutory annual accounts over the financial year 2024

2.	Appointment of KPMG Accountants N.V. as the Company’s external auditor for the financial year 2025 for purposes of Dutch law

3.	Release of each member of the Company’s board of directors from liability for the exercise of their duties during the financial year 2024

4.	Re-appointment of Anand Mehra, M.D. as non-executive director, which comprises two separate voting items:

a.	Opportunity to make recommendations for nomination by the Company’s group of non-executive directors

b.	Re-appointment of Anand Mehra, M.D. as non-executive director

5.	Re-appointment of Maxine Gowen, Ph.D. as non-executive director, which comprises two separate voting items:

a.	Opportunity to make recommendations for nomination by the Company’s group of non-executive directors

b.	Re-appointment of Maxine Gowen, Ph.D. as non-executive director

6.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

7.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers

No business shall be voted on at the Annual General Meeting, except for the Proposals.

RECOMMENDATIONS OF THE BOARD

The board of directors recommends that you vote your shares FOR all Proposals except for Proposals 4a and 5a, as those Proposals are subject to potential nominations made by shareholders at the Annual General Meeting and in respect of which the board of directors makes no recommendation. If you properly submit your proxy your common shares will be voted on your behalf as you direct. If not otherwise specified, the common shares represented by the proxies received prior to 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025 will be voted FOR all Proposals except for Proposals 4a and 5a, in respect of which the common shares represented by such proxies will be voted AGAINST if not otherwise specified.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You have received these proxy materials because Merus’ board of directors is soliciting your proxy for the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Proxy Card. Instructions regarding how you can vote are contained on the proxy card included with these materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another shareholder and wish to receive only one copy of proxy materials in future for your household, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

WHO IS ENTITLED TO VOTE PRIOR TO THE ANNUAL GENERAL MEETING?

We urge you to vote your shares at the Annual General Meeting or to submit your proxy prior to the Cut-off Time. The Record Date for the Annual General Meeting is April 23, 2025. Persons with Meeting Rights (i.e., (i) holders of common shares or who otherwise have voting rights and/or meeting rights with respect to common shares on the Record Date and (ii) holders of preferred shares (if any are issued) or who otherwise have voting rights and/or meeting rights with respect to preferred shares on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent) may attend and, if relevant, vote at the Annual General Meeting. Each outstanding common share and each outstanding preferred share (if any are issued) is entitled to one vote on all matters presented at the Annual General Meeting as voting items. At the close of business on April 23, 2025, there were [   ] common shares and no preferred shares outstanding.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker, trustee, financial institution or other intermediary on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held on your behalf by a bank, broker, trustee, financial institution or other intermediary, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank, broker, trustee, financial institution or other intermediary, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank, broker, trustee, financial institution or other intermediary how to vote your shares, and the bank, broker, trustee, financial institution or other intermediary is generally required to vote your shares in accordance with your instructions. You will not be able to vote your shares during the Annual General Meeting and you should contact your broker, trustee, financial institution or other intermediary for information on how to cause the shares you beneficially own to be voted at the Annual General Meeting.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL GENERAL MEETING?

A quorum must be present at the Annual General Meeting for any voting item to be voted on. At the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHO CAN ATTEND THE ANNUAL GENERAL MEETING?

You may attend the Annual General Meeting if you are a Person with Meeting Rights (see above under “Who is entitled to vote prior to the Annual General Meeting”), or if you hold a valid proxy from a Person with Meeting Rights for the Annual General Meeting. If you would like to attend the Annual General Meeting, in person or represented by proxy, you must notify the Company by e-mail (addressed to AGM2025@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands) of your identity and intention to attend the Annual General Meeting. This notice must be received by the Company no later than 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025 (the “Cut-off Time”). If you do not comply with this requirement, you may be refused entry to the Annual General Meeting. Proxyholders who wish to attend the Annual General Meeting should also present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. In order to be admitted into the Annual General Meeting, you may be asked to present government-issued photo identification (such as a driver’s license). If your shares are held in street name, you may also be required to provide proof of beneficial ownership of our common shares as of the Record Date, such as a statement from a bank, broker, trustee, financial institution or other intermediary showing that you beneficially owned our common shares at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL GENERAL MEETING?

If the requisite quorum (see above under “How many shares must be present to hold the Annual General Meeting”) is not present, then the Annual General Meeting cannot validly pass any of the voting items on the agenda for the Annual General Meeting and a new meeting shall be convened in accordance with applicable law.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that your common shares are held in more than one account at the transfer agent and/or with banks, brokers, trustees, financial institutions or other intermediaries. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders submit their proxy before the Cut-off Time in order to vote their shares, regardless of whether they plan to attend the Annual General Meeting and vote in person. There are four ways to vote by proxy:

•	by Telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—you can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•	by Mail—you can vote by mail by signing, dating and mailing the proxy card; or

•	by Email—you can vote by email by signing, dating and emailing the proxy card to AGM2025@merus.nl.

Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.

If your shares are held in street name, you should receive instructions on how to vote from your bank, broker, trustee, financial institution or other intermediary. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks, broker, trustee, financial institution or other intermediary. If your shares are held in street name and you would like to vote your shares in person at the Annual General Meeting, you should contact your bank, broker, trustee, financial institution or other intermediary to obtain a legal proxy, bring it to the Annual General Meeting in order to vote and notify the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

You may revoke your submitted proxy and change your vote prior to the Cut-off Time:

•	by submitting a duly executed proxy bearing a later date; or

•	by granting a subsequent proxy through the Internet or telephone.

Your most recent proxy card or telephone or Internet proxy is the one that will be counted. You may also attend the Annual General Meeting in person and revoke your proxy at the meeting or grant a separate proxy in writing to a representative who may attend the Annual General Meeting in person and revoke your prior proxy at the meeting on your behalf, provided that you or your representative has registered to attend the Annual General Meeting in person prior to the Cut-off Time.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker, trustee, financial institution or other intermediary or you may vote in person at the Annual General Meeting by obtaining a legal proxy from your bank, broker, trustee, financial institution or other intermediary, bringing your legal proxy to the Annual General Meeting in order to vote and notifying the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).

WHO WILL COUNT THE VOTES?

Broadridge will provide NautaDutilh N.V., our Dutch legal counsel, with a tabulation of the votes submitted by proxy prior to the Cut-off Time as described in this proxy statement and NautaDutilh N.V. will tabulate the votes cast at the Annual General Meeting by Persons with Meeting Rights attending in person, if any. These tabulations will be provided to the Company.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the board of directors. The board of directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL GENERAL MEETING?

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the meeting included on page 2 of this proxy statement.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON?

Other than the proposals to re-appoint Anand Mehra and Maxine Gowen as non-executive directors, each voting item on the agenda for the Annual General Meeting requires the affirmative vote of a simple majority of the valid votes cast. The proposals to re-appoint Anand Mehra and Maxine Gowen as non-executive directors are based on a nomination proposed by the Company’s group of non-executive directors. The proposed candidate specified in a nomination shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is rejected by the Annual General Meeting which would result if at least a simple majority of the votes cast, representing at least one-third of the Company’s issued share capital, vote against the appointment, provided that if shareholders withhold their support for the nominee by a simple majority of the votes cast, without such majority representing at least one-third of the Company’s issued share capital, a new general meeting of shareholders may be convened where the nomination may be rejected by simple majority of the votes cast (without such majority also representing a specific quorum). Also, at the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Under Dutch law and our articles of association, shares abstaining from voting will not count as votes cast at the Annual General Meeting, but will count as shares present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the proposals.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held in “street name” for a beneficial owner are not voted with respect to a particular proposal because the bank, broker, trustee, financial institution or other intermediary (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A bank, broker, trustee, financial institution or other intermediary is generally entitled to vote shares held for a beneficial owner on routine matters, such as the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares, in which case your shares will count for purposes of determining whether a quorum is present. On the other hand, absent instructions from the beneficial owner of such shares, a bank, broker, trustee, financial institution or other intermediary is generally not entitled to vote shares held for a beneficial owner on non-routine matters, which include all proposals other than proposal 2. Broker non-votes have no effect on the adoption of the proposals and do not count for purposes of determining whether a quorum is present or for the purpose of determining the number of votes cast. We do not expect any broker non-votes in connection with proposal 2.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

We plan to announce whether the proposals have passed at the Annual General Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual General Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL 1

Adoption of the Company’s Dutch statutory annual accounts for the financial year 2024

The Annual General Meeting, as required under Dutch law, will be asked to adopt our Dutch statutory annual accounts for the financial year 2024, which are comprised of our company annual accounts and consolidated annual accounts, with explanatory notes. This approval also extends to the approval of the use of the English language for the line items in our Dutch statutory annual accounts and the preparation of our annual reports (for this and other financial years).

Our Dutch statutory annual accounts are prepared in accordance with International Financial Reporting Standards and are different from the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024 that were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and filed with the SEC. The Dutch statutory annual accounts contain some disclosures that are not required under U.S. GAAP and not contained in our Annual Report on Form 10-K.

A copy of our Dutch statutory annual accounts over the financial year 2024 will be included in our Dutch statutory annual report over the financial year 2024, which will be made available on our website at http://www.merus.nl and at our offices located at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands ultimately when we publish a convening notice of the Annual General Meeting in a Dutch daily newspaper with national distribution in accordance with Dutch law.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the adoption of our Dutch statutory annual accounts for the financial year 2024.

PROPOSAL 2

Appointment of KPMG Accountants N.V. as the Company’s external auditor for the financial year 2025 for purposes of Dutch law

Pursuant to Dutch law, our general meeting of shareholders is authorized to appoint an auditor to audit our Dutch annual report, including our statutory annual accounts. Upon the recommendation of the audit committee of our board of directors, our board of directors proposes to appoint and instruct KPMG Accountants N.V. to serve as our external auditor who will audit our Dutch annual report and Dutch statutory annual accounts to be prepared in accordance with Dutch law and, to the extent applicable, our sustainability reporting for the financial year 2025.

A representative of KPMG Accountants N.V. is expected to attend the Annual General Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the appointment of KPMG Accountants N.V. as the external auditor for the financial year 2025 for purposes of Dutch law.

PROPOSAL 3

Release of each member of the Company’s board of directors from liability for the exercise of their duties during the financial year 2024

As is customary for companies organized under Dutch law, the Annual General Meeting will be asked to release each member of our board of directors in office during the financial year 2024 from liability with respect to the exercise of their respective duties during that year.

The scope of this release from liability extends to the exercise of the respective duties of our board members insofar as these are reflected in our Dutch statutory annual report over financial year 2024, our Dutch statutory annual accounts over the financial year 2024 or in our other public disclosures.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the release of each member of our board of directors from liability for the exercise of their duties during the financial year 2024.

PROPOSAL 4

Re-appointment of Anand Mehra, M.D. as non-executive director

The term of office of Anand Mehra, M.D., is set to expire at the end of the Annual General Meeting. Unless he would be reappointed, this would result in a vacancy in the Company’s board of directors.

In accordance with the Company’s articles of association and Dutch law, shareholders will be given the opportunity at the Annual General Meeting to make recommendations to the Company’s group of non-executive directors to fill this vacancy, taking into account the existing profile of the Company’s board of directors and applicable laws and regulations. If such a recommendation is made at the Annual General Meeting, it will be voted on. Otherwise, no vote will be taken on this agenda item.

Subject to consideration by the Company’s group of non-executive directors of any recommendation that may be made at the Annual General Meeting as discussed above, the Company’s group of non-executive directors has made a nomination to re-appoint Anand Mehra, M.D. as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2027.

Anand Mehra, M.D., 49, has served as a non-executive director since August 2015 and as Chairperson of our board of directors effective since June 2020. Dr. Mehra held various positions at Sofinnova Investments (f.k.a. Sofinnova Ventures) from 2007 to January 2020, most recently holding the position of a managing general partner, where he focused on working with entrepreneurs to build drug development companies. He led the firm’s investments in Vicept Therapeutics (acquired by Allergan), Aerie Pharmaceuticals, Inc., Aclaris Therapeutics, Inc. (Aclaris), and Spark Therapeutics. Prior to joining Sofinnova, Dr. Mehra worked in J.P. Morgan’s private equity and venture capital group and as a consultant at McKinsey & Company. He currently serves as a member of the board of directors of the publicly held life science company Aclaris. Within the past five years, he also served on the boards of directors of the publicly held life science companies Marinus Pharmaceuticals, Inc., Spark Therapeutics, Inc. and Aerie Pharmaceuticals. Dr. Mehra received a B.A. degree in political philosophy from the University of Virginia and an M.D. degree from Columbia University’s College of Physicians and Surgeons. We believe that Dr. Mehra’s extensive experience in the life science industry, his service on the board of directors of other publicly held life science companies and his extensive leadership experience qualify him to serve on our board of directors.

VOTE REQUIRED

The proposal to make a recommendation at the Annual General Meeting in respect of the proposed re-appointment of Dr. Mehra requires a simple majority of votes cast in favor of the proposal. The proposal, subject to consideration by the Company’s board of directors of any recommendation that may be made at the Annual General Meeting as discussed above, to re-appoint Dr. Mehra as non-executive director is based on a nomination proposed by the

Company’s group of non-executive directors. Consequently, Dr. Mehra shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is rejected by the Annual General Meeting which would result if at least a simple majority of the votes cast, representing at least one-third of the Company’s issued share capital, vote against the appointment, provided that if shareholders withhold their support for the nominee by a simple majority of the votes cast, without such majority representing at least one-third of the Company’s issued share capital, a new general meeting of shareholders may be convened where the nomination may be rejected by simple majority of the votes cast (without such majority also representing a specific quorum). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶

The board of directors makes no recommendation for the possibility to make a recommendation in respect of the proposed re-appointment of Anand Mehra, M.D., and unanimously recommends a vote FOR the re-appointment of Anand Mehra, M.D., as non-executive director.

PROPOSAL 5

Re-appointment of Maxine Gowen, Ph.D. as non-executive director

The term of office of Maxine Gowen, Ph.D., is set to expire at the end of the Annual General Meeting. Unless she would be reappointed, this would result in a vacancy in the Company’s board of directors.

In accordance with the Company’s articles of association and Dutch law, shareholders will be given the opportunity at the Annual General Meeting to make recommendations to the Company’s group of non-executive directors to fill this vacancy, taking into account the existing profile of the Company’s board of directors and applicable laws and regulations. If such a recommendation is made at the Annual General Meeting, it will be voted on. Otherwise, no vote will be taken on this agenda item.

Subject to consideration by the Company’s group of non-executive directors of any recommendation that may be made at the Annual General Meeting as discussed above, the Company’s group of non-executive directors has made a nomination to re-appoint Maxine Gowen, Ph.D. as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2029.

Dr. Gowen has also been recommended for nomination by the Company’s group of non-executive directors by the Company’s works council under its enhanced right of recommendation provided by Dutch law.

Maxine Gowen, Ph.D., has served as a non-executive director of our board of directors since May 2021. Dr. Gowen was the founding President and Chief Executive Officer of Trevena, Inc. (Trevena), from 2007 to October 2018. Prior to this position, Dr. Gowen held a variety of leadership roles at GlaxoSmithKline (GSK) over a period of 15 years. As Senior Vice President for the company’s Center of Excellence for Drug Discovery, she developed an innovative new approach to externalizing drug discovery. Dr. Gowen was previously President and Managing Partner at SR One, the venture capital subsidiary of GSK, where she led its investments in and served on the boards of directors of numerous companies. Dr. Gowen also previously served as Vice President, Drug Discovery, Musculoskeletal Diseases at GSK, where she was responsible for drug discovery and early development for osteoporosis, arthritis and metastatic bone disease. Dr. Gowen currently serves on the boards of directors of publicly held life science companies Aclaris, and Passage Bio, and served on the boards of directors of publicly held life science companies Aceragen, Inc., Akebia Therapeutics (Akebia), Idera Therapeutics, and Trevena. Dr. Gowen holds a B.Sc. in biochemistry from the University of Bristol, U.K., received a Ph.D. in cell biology from the University of Sheffield, U.K., and received an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Dr. Gowen is qualified to serve on our board of directors due to her leadership, experience in the biotechnology industry and in the field of clinical drug development, her scientific experience and her tenure as CEO and independent director at several publicly held life science companies.

VOTE REQUIRED

The proposal to make a recommendation at the Annual General Meeting in respect of the proposed re-appointment of Dr. Gowen requires a simple majority of votes cast in favor of the proposal. The proposal, subject to consideration by the Company’s board of directors of any recommendation that may be made at the Annual General Meeting as discussed above, to re-appoint Dr. Gowen as non-executive director is based on a nomination proposed by the Company’s group of non-executive directors. Consequently, Dr. Gowen shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is rejected by the Annual General Meeting which would result if at least a simple majority of the votes cast, representing at least one-third of the Company’s issued share capital, vote against the appointment, provided that if shareholders withhold their support for the nominee by a simple majority of the votes cast, without such majority representing at least one-third of the Company’s issued share capital, a new general meeting of shareholders may be convened where the nomination may be rejected by simple majority of the votes cast (without such majority also representing a specific quorum). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶

The board of directors makes no recommendation for the possibility to make a recommendation in respect of the proposed re-appointment of Maxine Gowen, Ph.D. and unanimously recommends a vote FOR the re-appointment of Maxine Gowen, Ph.D. as non-executive director.

OUR BOARD OF DIRECTORS

We currently have eight (8) directors on our board of directors, including one executive director, and seven (7) non-executive directors. Our current executive director is Sven (Bill) Ante Lundberg, M.D., who has served on our board of directors since June 2019 and as an executive director since December 31, 2019. Our current non-executive directors are Mark Iwicki, who has served on our board of directors since June 2015, Len Kanavy, who has served on our board of directors since July 2018, Anand Mehra, M.D., who has served on our board of directors since August 2015, Paolo Pucci, who has served on our board of directors since June 2020, Victor Sandor, M.D.C.M., who has served on our board of directors since June 2019, Maxine Gowen, Ph.D., who has served on our board of directors since May 2021, and Jason Haddock, who has served on our board of directors since May 2024. If Dr. Mehra and Dr. Gowen are re-appointed at the Annual General Meeting, the board of directors will consist of eight directors, consisting of one executive director and seven non-executive directors.

Each board member is appointed for an initial term of up to four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of consecutive terms of up to four years. The expiration of the current terms of the members of our board of directors and the period each member has served in that term are as follows:

Name	Year Current Term Began	Year Current Term Expires
Mark Iwicki	2024	2026
Len Kanavy	2022	2026
Sven (Bill) Ante Lundberg, M.D.	2023	2027
Anand Mehra, M.D.	2023	2025
Paolo Pucci	2024	2028
Victor Sandor, M.D.C.M.	2023	2027
Maxine Gowen, Ph.D.	2021	2025
Jason Haddock	2024	2028

Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our executive directors are appointed, and can be suspended or dismissed, by the group of non-executive directors. The non-executive directors must notify the general meeting of shareholders of a proposed appointment of an executive director and the non-executive directors shall not dismiss an executive director until after the general meeting of shareholders has been consulted about the proposed dismissal. The non-executive directors are appointed by the general meeting of shareholders upon nomination by the group of non-executive directors, taking into account recommendation rights of the general meeting of shareholders and the Company’s works council. For one third of the number of non-executive directors (rounded down to the nearest whole number), the works council has a so-called enhanced right of recommendation, meaning that such a recommendation must be followed, unless the non-executive directors believe that the person so recommended would be unfit to serve or that the composition of the group of non-executive directors would become improper. However, the general meeting of shareholders may at all times overrule the nomination by a resolution adopted by a majority of the votes cast, provided such majority represents at least one third of the issued share capital. If the general meeting of shareholders overrules the nomination, the group of non-executive directors shall make a new nomination. At a general meeting of shareholders, a resolution to appoint a non-executive director can only be passed in respect of candidates whose names are stated for that purpose in the agenda of that general meeting of shareholders or in the explanatory notes thereto.

A non-executive director shall resign no later than on the day of the first general meeting of shareholders held after four years have passed from such non-executive director’s most recent appointment or reappointment, as applicable. A non-executive director may be suspended by the group of non-executive directors. Such a suspension shall terminate by operation of law if, within one month after the start of the suspension, the company, being represented for this purpose by the group of non-executive directors or by a representative of the general meeting of shareholders or works council, has not requested the Enterprise Chamber of the Amsterdam Court of Appeals (the “Enterprise Chamber”) to dismiss the relevant suspended non-executive director for dereliction of duties, for other important reasons or because of a material change in circumstances as a result of which the company cannot reasonably be expected to retain such person as a non-executive director. Furthermore, the general meeting of shareholders may pass a resolution of non-confidence in the (entire) group of non-executive directors by a resolution adopted by a majority of the votes cast, provided such majority represents at least one third of the issued capital. If adopted, the aforementioned resolution of non-confidence results in the immediate dismissal of all non-executive directors and the executive directors must request the Enterprise Chamber to temporarily appoint one or more non-executive directors.

There are no family relationships among any of our executive officers or directors.

Continuing Members of the Board of Directors

In addition to Dr. Mehra and Dr. Gowen, all of the persons whose names and biographies appear below are currently serving as our directors.

NON-EXECUTIVE DIRECTORS (TERM TO EXPIRE AT THE 2026 ANNUAL GENERAL MEETING)

The current member of the board of directors whose term will expire at the 2026 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting is as follows:

Name	Age	Served as a Director Since	Position(s) with Merus
Mark Iwicki	57	2015	Non-Executive Director
Len Kanavy	63	2018	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing directors whose term will expire at the 2026 annual general meeting of shareholders are as follows:

MARK IWICKI	Age 57

Mark Iwicki, has served as a non-executive director of our board of directors since June 2015. From June 2015 until July 2018, Mr. Iwicki served as the Chairperson of our board of directors. Mr. Iwicki currently serves as Chief Executive Officer of Inhibikase Therapeutics, Inc., a pharmaceutical company, since February 2025, and the Chairperson of Kala BIO, Inc., a biopharmaceutical company, since September 2015 and where he previously served as Chief Executive Officer, from September 2015 to February 2025. From February 2014 to November 2014 Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics. From December 2012 to January 2014, Mr. Iwicki served as President and Chief Executive Officer and director at Blend Therapeutics, Inc. From 2007 to June 2012, Mr. Iwicki served in several roles, including Chief Commercial Officer, President and Chief Operating Officer and director and Chief Executive Officer at Sunovion Pharmaceuticals, Inc., formerly Sepracor, Inc., a pharmaceutical company. From 1998 to 2007, Mr. Iwicki held executive positions, including Vice President and Business Unit Head, at Novartis Pharmaceuticals Corporation, a pharmaceutical company. Mr. Iwicki currently serves on the boards of directors of publicly held life science companies Akero Therapeutics, Inc., Third Harmonic Bio, Inc., Q32 Bio, Inc. and Kala BIO, Inc. Within the past five years, he also served on the board of directors of publicly held life science companies Aimmune Therapeutics Inc. and Pulmatrix, Inc. Mr. Iwicki received a B.A. in business administration from Ball State University and an M.B.A. from Loyola University. We believe that Mr. Iwicki is qualified to serve on our board of directors due to his leadership, commercial and business experience in the biotechnology industry and breadth of knowledge about our business, as well as his tenure as CEO and independent director in several publicly held life science companies.

LEN KANAVY	Age 64

Len Kanavy has served as a non-executive director of our board of directors since July 2018. Mr. Kanavy most recently served as Senior Vice President, Commercial Business Operations at Genentech, a biotechnology company, from September 2006 to September 2016, where he was responsible for strategic decisions for the U.S. commercial business, including product launches, valuation of business development opportunities, clinical development plan options and pricing. From 2014 to 2016, he was a board member of the Genentech Access to Care Foundation. Prior to joining Genentech, Mr. Kanavy was Vice President, Commercial Operations at Novartis Pharmaceuticals, where he led teams in business analytics, strategy, and product launches. Mr. Kanavy holds a B.S. in Business Administration and an M.B.A. with a specialization in Finance from the University of Scranton. We believe that Mr. Kanavy is qualified to serve on our board of directors due to his leadership, business development and commercial experience in the biotechnology industry.

EXECUTIVE AND NON-EXECUTIVE DIRECTORS (TERM TO EXPIRE AT THE 2027 ANNUAL GENERAL MEETING)

The current members of the board of directors whose term will expire at the 2027 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting are as follows:

Name	Age	Served as a Director Since	Position(s) with Merus
Sven (Bill) Ante Lundberg, M.D.	60	2019	Executive Director
Victor Sandor, M.D.C.M.	57	2019	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing directors whose term will expire at the 2027 annual general meeting of shareholders are as follows:

SVEN (BILL) ANTE LUNDBERG	Age 60

Bill Lundberg, M.D. served as a non-executive director of our board of directors from June 2019 to December 2019, and has served as an executive director since December 2019. Since December 2019, Dr. Lundberg has served as our President, Chief Executive Officer and previously served as our Principal Financial Officer from December 2019 until June 2023. From January 2015 to February 2018, Dr. Lundberg was Chief Scientific Officer of CRISPR Therapeutics AG (CRISPR), a biotechnology company, where he was responsible for establishing and growing research and development in the United States and oversaw CRISPR’s first CRISPR-based product from inception to regulatory filing for clinical trials. From February 2011 to January 2015, Dr. Lundberg was Vice President and Head of Translational Medicine at Alexion Pharmaceuticals, Inc. (Alexion), where he oversaw research and development from discovery through early-stage development, and prior to that, he was Director and Chief Medical Officer of Taligen Therapeutics, Inc. (Taligen), a biotechnology company, which was acquired by Alexion in 2011. Prior to Taligen, he held roles of increasing responsibility in clinical drug development and medical affairs at Xanthus/Antisoma, Wyeth (now Pfizer), and Genzyme. Dr. Lundberg currently serves on the board of directors of the publicly traded life science company Vor Biopharma. Dr. Lundberg received an M.D. from Stanford University and M.B.A. from the University of Massachusetts. He completed post-doctoral training at the Whitehead Institute/M.I.T., and clinical training in Medicine and Medical Oncology from Harvard and the Dana-Farber Cancer Institute. We believe that Dr. Lundberg is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development, scientific experience, leadership, business experience and breadth of knowledge about our business.

VICTOR SANDOR	Age 57

Victor Sandor, M.D.C.M. has served as a non-executive director of our board of directors since June 2019. From September 2014 to December 2019, Dr. Sandor was the Chief Medical Officer at Array BioPharma (Array), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Braftovi® and Mektovi® for the treatment of BRAFV600E/K mutant melanoma and Braftovi for the treatment of BRAFV600E mutant –colorectal cancer. Prior to joining Array, from February 2010 to September 2014, he was Senior Vice President for Global Clinical Development at Incyte Corporation (Incyte), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Jakafi® for the treatment of myelofibrosis and polycythemia vera. Prior to joining Incyte, Dr. Sandor was Vice President and Chief Medical Officer for oncology at Biogen Idec and, prior to that held positions of increasing responsibility in oncology product development at AstraZeneca, where he played a lead role in the registration of Arimidex® (anastrozole) for adjuvant use and the development of early stage programs through proof-of-concept. Dr. Sandor received his M.D.C.M. from McGill University in Montreal, Canada, and completed his Fellowship in Medical Oncology at the National Institutes of Health in Bethesda, Maryland. He currently serves on the boards of directors of publicly held life sciences companies ADC Therapeutics, Istari Oncology, Prelude Therapeutics and Kymera Therapeutics. We believe that Dr. Sandor is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development and scientific experience and breadth of knowledge about our business.

NON-EXECUTIVE DIRECTORS (TERM TO EXPIRE AT THE 2028 ANNUAL GENERAL MEETING)

The current members of the board of directors whose term will expire at the 2028 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting are as follows:

Name	Age	Served as a Director Since	Position(s) with Merus
Jason Haddock	55	2024	Non-Executive Director
Paolo Pucci.	63	2020	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing directors whose term will expire at the 2028 annual general meeting of shareholders are as follows:

JASON HADDOCK	Age 55

Jason Haddock, has served as a non-executive director of our board of directors since May 2024. He currently serves on the board of directors of PYC Therapeutics since May 2021 and formerly served on the board of directors of Codiak Biosciences from August 2020 to June 2023. Mr. Haddock also served as Chief Financial Officer at ArcherDx, a genomics analysis company, from May to August 2020 until it was acquired by Invitae Corporation. Prior to that, Mr. Haddock served as Chief Financial Officer of Array BioPharma, Inc., from 2016 to 2019, where he was responsible for execution of an oncology-focused research, development and commercialization strategy. Prior to that, from 2015 to 2016, he served as Chief Financial Officer and Chief Operating Officer of BERG, an artificial intelligence-based analytics biopharma company, and from 2001 to 2015, at Bristol-Myers Squibb in a variety of finance, strategic, commercial and business development capacities, including Chief Financial Officer and Chief Operating Officer roles for business units in Asia Pacific, Europe and the United States. He holds a BS in accounting from Illinois State University and an Executive MBA from Washington University in St. Louis. We believe that Mr. Haddock is qualified to serve on our board of directors due to his leadership, international business and biotechnology experience as well as his operational, financial planning and accounting experience and expertise.

PAOLO PUCCI	Age 63

Paolo Pucci, has served as a non-executive director of our board of directors since June 2020. Mr. Pucci served as the Chief Executive Officer of ArQule, Inc. (ArQule), a biopharmaceutical oncology company engaged in the research and development of targeted therapeutics, from June 2008 until its acquisition by Merck Inc. in January 2020. Prior to joining ArQule, Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities including President of the Oncology & Global Specialty Medicines Business Units and was a member of the Bayer Pharmaceuticals Global Management Committee. Before Bayer, Mr. Pucci held positions of increasing responsibility with Eli Lilly and Company from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci earned an M.S. in economics and accounting from Università degli Study di Napoli Federico II and an M.B.A. in marketing and finance from the University of Chicago. Within the past five years, Mr. Pucci previously served on the boards of directors of Algeta ASA, until its acquisition by Bayer AG, and Dyax Inc., until its acquisition by Shire Plc (which was subsequently acquired by Takeda Pharmaceutical Company Ltd.), New Link Genetics Inc, ArQule Inc., until its acquisition by Merck Inc., and Trillium Therapeutics Inc., until its acquisition by Pfizer Inc. He currently serves on the boards of directors of publicly held life sciences companies West Pharmaceuticals Services, Inc., and Replimmune Group Inc. We believe that Mr. Pucci is qualified to serve on our board of directors due to his leadership, international business and biotechnology experience in large multinational pharmaceutical corporations as well as his tenure as CEO and independent director in several publicly held life science companies, and breadth of knowledge about our business.

PROPOSAL 6

Granting authorization to the Company’s board of directors to acquire shares (or depository receipts for such shares) in the Company’s capital

The board of directors has been authorized, for a period ending on November 7, 2025, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq Global Market (“Nasdaq”) (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital.

It is now proposed to renew the authorization of the board of directors, for a period of 18 months following the date of the Annual General Meeting, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital (determined as at the close of business on the date of the Annual General Meeting). If this proposal is passed, the proposed authorization shall replace the existing authorization referred to in the previous paragraph.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital.

PROPOSAL 7

Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our shareholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their support of our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the Company’s shareholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2024 are worthy of shareholder support because they were an effective incentive for the achievement of our business goals, were well-designed to attract and retain highly qualified executives, and aligned with shareholder interest.

This vote is merely advisory and will not be binding upon us, our board of directors or our compensation committee, nor will it create or imply any change in the duties of us, our board of directors or our compensation committee. The compensation committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The board of directors values constructive dialogue on executive compensation and other significant governance topics with our shareholders and encourages all shareholders to vote their shares on this important matter.

At our 2022 annual general meeting of shareholders held on May 31, 2022, our shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our board of directors determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual General Meeting) is expected to occur at our 2026 annual general meeting of shareholders.

VOTE REQUIRED

This proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Abstentions will, however, count as shares present and entitled to vote for purposes of determining a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed the Company’s audited financial statements for the financial year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The audit committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the audit committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the independent registered public accounting firm its independence from the Company. The audit committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2024.

Jason Haddock (Chair)

Maxine Gowen, Ph.D.

Paolo Pucci

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of KPMG Accountants N.V., our independent registered public accounting firm, billed to us for each of the last two financial years for audit services and billed to us in each of the last two financial years for other services:

Fee Category	2024	2023
Audit Fees	$1,781,057	$1,406,730
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,781,057	$1,406,730

AUDIT FEES

Audit fees for the financial years 2024 and 2023 consist of fees billed for the audit of our annual consolidated financial statements for our Dutch statutory annual report, which includes the Company’s annual accounts prepared under Dutch law, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. Audit fees for the financial year 2024 also included audit services associated with the Company’s “at the market” equity offering program. Audit fees for the financial year 2023 also included the provision of audit services associated with the Company’s follow-on offering in August 2023, and audit services associated with the Company’s “at the market” equity offering program.

AUDIT-RELATED FEES

There were no such fees incurred in 2024 or 2023.

TAX FEES

There were no such fees incurred in 2024 or 2023.

ALL OTHER FEES

There were no such fees incurred in 2024 or 2023.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Pursuant to the charter of the audit committee, the audit committee pre-approves audit and non-audit services, provided that de minimis non-audit services may instead be approved in accordance with the available exceptions under the rules of the SEC. The audit committee delegated its authority to pre-approve services to the Chairperson of the audit committee on September 19, 2017, and the Chairperson must present any such approvals to the full audit committee at the next audit committee meeting.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Sven (Bill) Ante Lundberg, M.D.(1)	61	President, Chief Executive Officer
Peter B. Silverman, J.D. (2)	47	Chief Operating Officer and General Counsel
Fabian Zohren, M.D., Ph.D. (3)	49	Chief Medical Officer
Greg D. Perry (4)	64	Chief Financial Officer

[1]	See biography on page 19 of this proxy statement.

2   Peter B. Silverman, J.D. has served the Company since 2014, first as outside counsel, as Chief Operating Officer since January 2023, as Head of Utrecht from April 2020 to January 1, 2023, as General Counsel since February 2018 and Chief Intellectual Property Officer and Head of US Legal from February 2017. His responsibilities include management of the Company’s legal and intellectual property, company operations, information technology, facilities and human resource matters, and management and operations of the headquarters in Utrecht. Prior to joining the Company, Mr. Silverman was a Partner at Kirkland & Ellis LLP, where he represented numerous life sciences companies concerning an array of legal matters and technologies. Previously, Mr. Silverman was an associate at Kaye Scholer LLP (now Arnold & Porter Kaye Scholer LLP), and prior to that Mr. Silverman also served as judicial law clerk to U.S. District Court Judge Anne E. Thompson of the District of New Jersey. He holds a J.D. from Fordham University School of Law, graduating magna cum laude and Order of the Coif. He is admitted to practice law in New York. Mr. Silverman also holds a B.A. in biology from the University of Rochester.

3   Fabian Zohren, M.D., Ph.D., has served as our Chief Medical Officer since July 2024. His responsibilities include leading clinical development at Merus. Dr. Zohren previously served as Chief Medical Officer at lmmunoGen from November 2023 through its acquisition by AbbVie in May 2024, and worked on the transition of ImmunoGen into AbbVie thereafter. Prior to lmmunoGen, Dr. Zohren worked at Pfizer from 2017 until 2023 where he most recently served as Global Clinical Development Leader for prostate cancer and DNA repair, a role which included Xtandi® (enzalutamide) and Talzenna® (talazoparib) with oversight of two clinical programs encompassing >8000 treated patients and 8 global phase 3 registrational studies in prostate and breast cancer. Earlier in his career at Pfizer, he was the Senior Medical Director and Global Clinical Leader for prostate cancer and gynecological malignancies. He joined Pfizer from Millennium Pharmaceuticals/Takeda where he was the Senior Medical Director and Early Clinical Development Leader for their Cell Signaling Franchise since 2012. Dr. Zohren received his Medical Degree and Ph.D. from the University of Dusseldorf and was a research scholar at Baylor College of Medicine in the Center for Cell and Gene Therapy.

4   Greg D. Perry, served as a non-executive director of our board of directors from May 2016 and Vice Chairman of our board of directors from August 2018 until starting his position as our Chief Financial Officer (CFO) in June 2023. His CFO responsibilities include serving as the Principal Financial Officer and overseeing the finance and quality functions of our organization. From May 2018 until his retirement in April 2022, Mr. Perry served as the Chief Financial Officer at Finch Therapeutics Group. Mr. Perry served as the Chief Financial and Administrative Officer of Novelion Therapeutics Inc. from November 2016 to December 2017. Prior to Novelion, Mr. Perry was Chief Financial Officer of Aegerion Pharmaceuticals Inc. from July 2015 until its merger with Novelion in November 2016. He has also served as CFO of several additional biotechnology companies, and earlier in his career he held various financial leadership roles within ImmunoGen, Domantis Ltd., Transkaryotic Therapeutics, Honeywell and General Electric. Mr. Perry currently serves on the board of directors of Kala Pharmaceuticals. Mr. Perry received a B.A. in Economics and Political Science from Amherst College.

CORPORATE GOVERNANCE

GENERAL

Our board of directors has adopted, among other policies, board rules, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics, an Anti-Corruption Policy and charters for our nomination and corporate governance committee, audit committee, and compensation committee to assist the board of directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our board rules in the “Corporate Governance” section, under “Governance Documents” of the “Investors & Media” page of our website located at www.merus.nl.

BOARD COMPOSITION

Our board of directors currently consists of eight members: Sven (Bill) Ante Lundberg, M.D., Maxine Gowen, Ph.D., Mark Iwicki, Len Kanavy, Anand Mehra, M.D., Paolo Pucci, Victor Sandor, M.D.C.M, and Jason Haddock. On March 19, 2025, the group of non-executive directors, upon recommendation by the nomination and corporate governance committee, nominated Dr. Mehra for re-appointment at the Annual General Meeting as non-executive director for a term ending immediately after the annual general meeting of shareholders to be held in 2027, and Dr. Gowen for re-appointment at the Annual General Meeting as non-executive director for a term ending immediately after the annual general meeting of shareholders to be held in 2029. Each board member is appointed for an initial term of up to four years. Under the Dutch Corporate Governance Code and our board rules, a non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of terms of up to four years. Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our executive directors are appointed, and can be suspended or dismissed, by the group of non-executive directors. The non-executive directors must notify the general meeting of shareholders of a proposed appointment of an executive director and the non-executive directors shall not dismiss an executive director until after the general meeting of shareholders has been consulted about the proposed dismissal. The non-executive directors are appointed by the general meeting of shareholders upon nomination by the group of non-executive directors, taking into account recommendation rights of the general meeting of shareholders and the works council. For one third of the number of non-executive directors (rounded down to the nearest whole number), the works council has a so-called enhanced right of recommendation, meaning that such a recommendation must be followed, unless the non-executive directors believe that the person so recommended would be unfit to serve or that the composition of the group of non-executive directors would become improper. However, the general meeting of shareholders may at all times overrule the nomination by a resolution adopted by a majority of the votes cast, provided such majority represents at least one third of the issued share capital. If the general meeting of shareholders overrules the nomination, the group of non-executive directors shall make a new nomination. At a general meeting of shareholders, a resolution to appoint a non-executive director can only be passed in respect of candidates whose names are stated for that purpose in the agenda of that general meeting of shareholders or in the explanatory notes thereto.

A non-executive director shall resign no later than on the day of the first general meeting of shareholders held after four years have passed from such non-executive director’s most recent appointment or reappointment, as applicable. A non-executive director may be suspended by the group of non-executive directors. Such a suspension shall terminate by operation of law if, within one month after the start of the suspension, the company, being represented for this purpose by the group of non-executive directors or by a representative of the general meeting of shareholders or works council, has not requested the Enterprise Chamber of the Amsterdam Court of Appeals (the “Enterprise Chamber”) to dismiss the relevant suspended non-executive director for dereliction of duties, for other important reasons or because of a material change in circumstances as a result of which the company cannot reasonably be expected to retain such person as a non-executive director. Furthermore, the general meeting of shareholders may pass a resolution of non-confidence in the (entire) group of non-executive directors by a resolution adopted by a majority of the votes cast, provided such majority represents at least one third of the issued capital. If adopted, the aforementioned resolution of non-confidence results in the immediate dismissal of all non-executive directors and the executive directors must request the Enterprise Chamber to temporarily appoint one or more non-executive directors.

DIRECTOR INDEPENDENCE

All of our directors, other than Sven (Bill) Ante Lundberg, M.D., qualify as “independent” in accordance with Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Lundberg is not independent because he is the President and Chief Executive Officer of our Company.

DIRECTOR CANDIDATES

The nomination and corporate governance committee is responsible for drawing up selection criteria and appointment procedures for the directors. In searching for qualified director candidates for appointment to the board of directors and filling vacancies on the board of directors, the nomination and corporate governance committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nomination and corporate governance committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders and/or works council. Once potential candidates are identified, the nomination and corporate governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the nomination and corporate governance committee for candidates for appointment as a director.

In evaluating the suitability of individual candidates (both new candidates and current board members), the nomination and corporate governance committee, in recommending candidates for appointment, and the board of directors, in approving (and, in the case of vacancies, appointing), may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; experience relevant to an international company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity, and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The board of directors evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best perpetuate the long-term success and sustainability of the business and further the interests of our stakeholders, including shareholders, through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-appointment, the nomination and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors.

Shareholders and the works council may recommend individuals to our nomination and corporate governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our nomination and corporate governance committee, c/o Company Secretary, Merus N.V., Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM SHAREHOLDERS

The board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Secretary and General Counsel are primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as they consider appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Company Secretary or General Counsel and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the board of directors should address such communications to the board of directors in writing: c/o Company Secretary, Merus N.V., Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our board is comprised of individuals with extensive experience within the biotechnology and pharmaceutical industries. Our board rules provide that the Chairperson and the Vice Chairperson of the Board must each be a non-executive director. Our executive director is charged primarily with the Company’s day-to-day business and operations and the implementation of the Company’s strategy. Our non-executive directors are charged primarily with the supervision of the performance of the duties of our board of directors. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Risk assessment and oversight are an integral part of our governance and management processes.

Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including with respect to business continuity risks such as risks relating to market volatility, and our audit committee is charged with overseeing the responsibilities of our board of directors with respect to the application of information and communication technology by the Company, including risks relating to cybersecurity. Throughout 2024, the board of directors met on five occasions wherein they reviewed the corporate strategy, enterprise risk management, evaluated impact on operations and supervised the Company enacting risk mitigation planning, business continuity planning, emergency succession planning, the volatility of biopharmaceutical companies’ stock as a result of disruptions and extreme volatility in the global economy, including rising inflation and interest rates, declines in economic growth, the conflict between Russia and Ukraine and additional measures related to protecting the health and safety of employees. The audit committee also periodically reviews our policies and procedures for investments in view of the prevailing market conditions as well as reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our board of directors, and in accordance with our related person transaction policy and the Nasdaq rules, our audit committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Our compensation committee is charged with submitting clear and understandable proposals to our board of directors concerning changes to our compensation policies. The board of directors does not believe that its role in the oversight of our risks adversely affects the board of directors’ leadership.

ANNUAL BOARD EVALUATION

Our board rules require an annual assessment of the board of directors and its committees and the nomination and corporate governance committee charter requires the nomination and corporate governance committee to oversee such annual assessment.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and others temporarily assigned to perform work or services for us. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.merus.nl. Our board of directors is responsible for administering the Code of Business Conduct and Ethics. The board of directors is allowed to amend, alter or terminate the Code of Business Conduct and Ethics. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

INSIDER TRADING COMPLIANCE POLICY

Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, employees and other covered persons, governing the purchase, sale, and other dispositions of our securities. We believe our Insider Trading Compliance Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Merus. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
ANTI-HEDGING POLICY

The Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such zero-cost collars and forward sale contracts, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other shareholders.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were five meetings of the board of directors during the financial year ended December 31, 2024. During the financial year ended December 31, 2024, each director attended at least 75% of the aggregate of all meetings of the board of directors and meetings of the committees on which the director served during the period in which he served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the Annual General Meeting; however, due to the location of our Annual General Meetings in the Netherlands, the residence of some of our directors in the United States and the fact that regular board meetings do not take place at or around the time of the annual general meetings of shareholders, we do not require directors to attend annual general meetings of shareholders. Non-Executive Director Paolo Pucci, and (at that time) nominee to be a Non-Executive Director, Jason Haddock, and our Executive Director, President and CEO, Bill Lundberg attended our 2024 Annual General Meeting held on May 7, 2024.

COMMITTEES OF THE BOARD

Our board of directors has established an audit committee, compensation committee, and nomination and corporate governance committee, each of which operates under a written charter that has been approved by our board and that are available in the Investors & Media section of our website at www.merus.nl. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our board of directors has determined that Jason Haddock, Maxine Gowen, Ph.D. and Paolo Pucci meet the independence requirements of Rule 10A-3 under Exchange Act for participation on the audit committee. All members of the compensation committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the nomination and corporate governance committee are independent under the Nasdaq rules.

The members of each of the audit, compensation and nomination and corporate governance committees and the committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nomination and Corporate Governance
Mark Iwicki		Chair	X
Len Kanavy		X	X
Sven (Bill) Lundberg, M.D.
Anand Mehra, M.D.			Chair
Paolo Pucci	X	X
Victor Sandor, M.D.C.M.
Maxine Gowen, Ph.D	X
Jason Haddock	Chair

AUDIT COMMITTEE

Our audit committee’s responsibilities include:

•

overseeing the responsibilities of the board of directors with respect to: our relationship with, and compliance with recommendations and follow-up of comments made by, our internal auditor, independent auditor, and, if relevant, other parties involved in the audit of the company’s sustainability reporting; our funding, the application of information and communication technology by us, including risks relating to cybersecurity, operation of our Code of Business Conduct and Ethics and other internal policies, and our tax policy;

•	preparing our internal audit plan in consultation with and for approval by the board of directors;

•	reviewing and discussing our independent auditor’s audit plan with our internal auditor and independent auditor;

•	issuing recommendations concerning the appointment and the dismissal of the senior internal auditor and reviewing and discussing the performance of the internal auditor;

•

reviewing and discussing our internal audit results, including with the internal auditor and the independent auditor, including: (i) any material weaknesses, significant deficiencies or other deficiencies in our internal controls, (ii) any findings and observations with a material impact on our risk profile; and (iii) any failings in the follow-up of recommendations made previously;

•

at least annually, reviewing and discussing with our independent auditor the scope and materiality of the independent auditor’s audit plan and the principal risks of our financial reporting and sustainability reporting identified by the independent auditor in the audit plan and the findings and outcome of our independent auditor’s audit of our financial statements and our management letter;

•	determining whether and, if so, how our independent auditor should be involved in the content and publication of financial reports other than our financial statements;

•

reviewing and discussing the effectiveness of the design and operation of our internal controls over financial reporting with the board of directors, including (i) any identified material failings in the internal controls; and (ii) any material changes made to, and any material improvements planned for, the internal controls;

•

taking, or recommending that the board of directors take, appropriate action to oversee the independence of our independent auditor, including obtaining and reviewing a formal statement from the independent auditor delineating all relationships between the auditor and us, including written disclosures and the letter from the independent auditor required by the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and actively engaging in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor;

•	advising the board of directors regarding nominating for appointment or reappointment the independent auditor and preparing the selection of the independent auditor for such purpose;

•

recommending the compensation for further approval by our board of directors, retention for further approval by our board of directors and oversight of the independent auditor to audit our financial statements, to prepare or issue an audit report, or to perform other audit, review or attest services, including the scope of the audit, the materiality standard to be applied, resolution of disagreements between management and the independent auditor regarding financial and sustainability reporting, and causing us, without further action by our board of directors, to pay the compensation of our independent auditor as approved by the audit committee, and, when necessary, recommending the termination of the engagement of the independent auditor to our board of directors;

•

reviewing and discussing with our management and the independent auditor our audited financial statements, including the matters required to be discussed by applicable PCAOB standards and SEC rules, and receiving and considering the reports and other communications required to be made by the independent auditor;

•	requesting the independent auditor to provide relevant information about any inspections of the firm by the PCAOB;

•	considering whether it will recommend to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K;

•	preparing an annual committee report for inclusion where necessary in our proxy statement relating to our annual general meeting of shareholders;

•

directing the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by us of such information and to discuss promptly with the audit committee and our principal financial officer any matters identified in connection with the independent auditor’s review of interim financial information, which are required to be discussed by applicable auditing standards, and directing management to advise the audit committee in the event that we propose to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information;

•

establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•

periodically reviewing our policies and procedures for reviewing and approving or ratifying related person transactions (defined as transactions required to be disclosed pursuant to Item 404 of Regulations S-K), including our Related Person Transaction Policy, and recommending any changes to the board of directors, and in accordance with our Related Person Transaction Policy and the Nasdaq rules, conducting appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis;

•

engagement of such independent legal, accounting and other advisors as the audit committee deems necessary or appropriate to carry out its responsibilities, including causing us, without further action by the board of directors, to pay the compensation of such advisors as approved by the audit committee; and causing us to pay, without further action by the board of directors, the ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties; and

•

conducting or authorizing investigations into any matters within the scope of the audit committee’s responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the audit committee or any advisors engaged by the audit committee.

The members of the audit committee are Jason Haddock, Maxine Gowen, Ph.D. and Paolo Pucci. Mr. Haddock serves as the Chairperson of the committee. The members of our audit committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our board of directors has determined that Messrs. Haddock and Pucci are “audit committee financial experts” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The audit committee meets as often as one or more members of the audit committee deem necessary, but in any event, meets at least four times per year. The audit committee meets at least once per year with our independent accountant, without our management being present. The audit committee met four times in 2024.

COMPENSATION COMMITTEE

Our compensation committee is responsible for assisting the board of directors in the discharge of its responsibilities relating to the compensation of our senior management, including our executive officers. In fulfilling its purpose, our compensation committee has the following principal duties:

•	submitting clear and understandable proposals to the board of directors concerning changes to our compensation policy;

•

submitting proposals to the board of directors concerning the compensation of individual directors and our Chief Executive Officer and senior management, including our executive officers at least covering: the compensation structure; the amount of the fixed and variable compensation components; the applicable performance criteria, if any; the scenario analyses that have been carried out; the pay ratios within our group; and with respect to a director, the relevant director’s views with regard to the amount and structure of his or her own compensation;

•	preparing of our compensation report for the board of directors;

•

reviewing and discussing with management the Compensation Discussion and Analysis (“CD&A”) included in our proxy statement and considering whether it will recommend to the board of directors that the CD&A be included in the proxy statement;

•	preparing the annual compensation committee report pursuant to the rules of the Exchange Act; and

•	administration and oversight of our compliance with the compensation recovery policy required by applicable SEC and Nasdaq rules.

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the board of directors, to pay the compensation of such consultant, counsel or advisor as approved by the compensation committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the compensation committee shall take into consideration the factors affecting independence required by applicable SEC rules and Nasdaq rules. The compensation committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the compensation committee or any advisors engaged by the compensation committee. During 2024, the compensation committee engaged Pearl Meyer & Partners, LLC, and Latham & Watkins LLP as external advisors. The compensation committee reviewed compensation assessments provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss compensation of our executive officers and management team and to receive input and advice. The compensation committee reviewed legal matters addressed by Latham & Watkins LLP related to the form of compensation of our executive officers, management team members and the employment contracts associated with these officers, employees, and our past and current executive directors, receiving their input and advice. The compensation committee has considered the independence of their advisors, and found them to be so according to the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the compensation committee, (v) stock ownership by compensation advisors, and (vi) business or personal relationships with executives of the company.

The members of our compensation committee are Mark Iwicki, Len Kanavy and Paolo Pucci. Mr. Iwicki serves as the Chairperson of the compensation committee.

The compensation committee met five times during 2024.

NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

Our nomination and corporate governance committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for the directors;

•	reviewing the size and composition of the board of directors and submitting proposals for the composition profile of the board of directors;

•	reviewing the functioning of individual directors and reporting on such review to the board of directors;

•	overseeing the process on annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively;

•	drawing up a plan for the succession of directors;

•

working with our Chief Executive Officer to evaluate our succession plans for our Chief Executive Officer and other executive officers, including an emergency succession plan for our Chief Executive Officer;

•	submitting proposals for the appointment or reappointment of directors;

•	supervising the policy of the board of directors regarding the selection criteria and appointment procedures for our senior management;

•	reviewing our practices, goals and risk management regarding sustainability, climate-related, environmental, social and governance matters, and our public reporting concerning such matters; and

•

conducting or authorizing investigations into any matters within the scope of its the responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the nomination and corporate governance committee or any advisors engaged by the nomination and corporate governance committee.

The members of our nomination and corporate governance committee are Anand Mehra, M.D., Mark Iwicki and Len Kanavy. Dr. Mehra serves as the Chairperson of the nomination and corporate governance committee.

The members of the nomination and corporate governance committee met three times during 2024.

COMPENSATION DISCUSSION AND ANALYSIS

GENERAL

In this CD&A, we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below (each, an “NEO”) during fiscal 2024, including the elements of our compensation program for NEOs, material compensation decisions made under that program for fiscal 2024 and the material factors considered in making those decisions. In 2024, our “named executive officers” and their positions were as follows:

•	Sven (Bill) Ante Lundberg, M.D., President, Chief Executive Officer;

•	Peter B. Silverman, J.D., Chief Operating Officer and General Counsel;

•	Fabian Zohren, M.D., Ph.D., Chief Medical Officer;

•	Greg D. Perry, Chief Financial Officer; and

•	Andrew Joe, M.D., former Chief Medical Officer.

EXECUTIVE SUMMARY

2024 Performance Highlights and Pay for Performance

Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance, rewarding superior performance and providing consequences for underperformance. We believe that the compensation of our NEOs for fiscal year 2024 was aligned with the Company’s performance during 2024. Highlights of that performance include:

•	Advancement of the Company’s clinical development pipeline, which included:

○

Presenting at a scientific conference (ASCO®) the phase 2 study evaluating petosemtamab in combination with pembrolizumab in the setting of patients with 1L relapsed/metastatic (r/m) PD-L1+ head and neck squamous cell carcinoma; presenting at a scientific conference (ESMO Asia) the phase 2 study evaluating petosemtamab monotherapy in 2/3L r/m HNSCC; reaching alignment with the U.S. Food and Drug Administration (FDA) that petosemtamab 1500 mg every two weeks is appropriate for further development in HNSCC as monotherapy, and in combination with pembrolizumab;

○	Commencing two phase three studies for petosemtamab in 1L relapsed/metastatic (r/m) PD-L1+ head and neck squamous cell carcinoma (HSCC), called the LiGeR-HN1 study, and in 2/3L r/m HSCC, called the

LiGeR-HN2 study, and achieving significant site activation and enrollment in both studies; initiating a phase 2 cohort evaluating petosemtamab in combination with standard chemotherapy in metastatic colorectal cancer (mCRC); ensuring drug supply of petosemtamab to support the clinical development plan and regulatory strategy;

○

Achieving submission of a biologics license application (BLA) for zenocutuzumab under priority review, successful interactions with the FDA, and achieving an accelerated approval for zenocutuzumab indicated for adults with pancreatic adenocarcinoma or non–small cell lung cancer (NSCLC) that are advanced unresectable or metastatic and harbor a neuregulin 1 (NRG1) gene fusion who have disease progression on or after prior systemic therapy; and

○	Achieving significant enrollment in the Phase 2 trial investigating MCLA-129 in solid tumors, including in combination with standard chemotherapy.

•	Advancement of the Company’s platform technical and pre-clinical development pipeline, which included:

○	Generation of new transgenic animal technology for enhanced antibody generation;

○	Advancing preclinical candidates of multispecific Biclonics® for the Company’s potential internal pipeline and external collaboration opportunities;

○

Through the Company’s collaborations, achieving a candidate nomination milestone under the terms of the collaboration and license agreement between Merus and Incyte (Incyte Collaboration), with two assets achieving candidate nomination in 2024, and multiple programs in various stages of preclinical development under the Incyte Collaboration, and advancing all three active programs under the collaboration and license agreement (the Lilly Collaboration Agreement) with Eli Lilly and Company, an Indiana corporation (Eli Lilly); and initiating a new collaboration with Gilead Sciences Inc. (Gilead); and

○

Executing the Company’s intellectual property strategy, including significant advancement in the Company’s intellectual property portfolio with over 25 new issuances globally covering the Company’s preclinical and clinical candidates and platform technologies; with new patent applications filing relating to the Company’s clinical assets, platform technologies, and relating to antibody drug conjugates (ADClonics®).

•	Execution of the Company’s business development goals including:

○

Executing a research collaboration, option and license agreement with Gilead to discover novel dual tumor-associated antigens (TAA) targeting trispecific antibodies. Gilead and Merus agreed to collaborate on the use of Merus’ proprietary Triclonics ® platform along with Gilead’s oncology expertise to research and develop multiple, separate preclinical research programs;

○

Executing an agreement with Partner Therapeutics, Inc. (PTx), a private, fully-integrated biotechnology company, in which Merus exclusively licensed to PTx the right to commercialize zenocutuzumab (Zeno) for the treatment of NRG1 fusion-positive (NRG1+) cancer in the United States; and

○

Advancement of negotiations with Biohaven Ltd. Leading to execution in January 2025, of a research collaboration and license agreement to co-develop three novel bispecific antibody drug conjugates (ADCs), leveraging Merus’ leading Biclonics® technology platform, and Biohaven’s next-generation ADC conjugation and payload platform technologies, where under the terms of the agreement, Biohaven is responsible for the preclinical ADC generation of three Merus bispecific antibodies under mutually agreed research plans, inclusive of two Merus bispecific programs generated using the Biclonics® platform, and one program under preclinical research by Merus, with the parties sharing subsequent external development costs and commercialization, if advanced.

•	Execution of the Company’s commercialization strategy:

○	Preparing launch readiness for zenocutuzumab, and preparing market and brand readiness activities associated with a potential future petosemtamab approval(s).

•	Execution of the Company’s general and administrative goals including:

○

Effectively managed the organization, achieving the Company’s hiring plan including adding significant leadership positions with the hiring of a new Chief Medical Officer, Fabian Zohren, M.D., Ph.D., and new Chief People Officer, Audrey Bergan; and development and maturation of a variety of functions, including clinical development, clinical operations, human resources, and quality; and

○	Maintenance of financial discipline and strong balance sheet, including obtaining $434.9 million in net process from a May 2024 follow-on offering, and maintaining spend essentially within budget.

In order to align pay with performance, a significant portion of our NEOs’ compensation is delivered in the form of equity awards and annual cash incentives, which are variable compensation elements tied to our actual performance.

2024 Compensation Highlights

Consistent with our compensation philosophy, key compensation decisions for 2024 included the following:

•

Base Salaries. The 2024 base salaries for our NEOs were increased based on a number of factors considered by the compensation committee, including individual performance and in order to position base salaries at or near the median of market, based on the market analysis of our independent compensation consultant, as described further below.

•

Annual Cash Incentives. For 2024, target annual cash incentive opportunities were aligned at or near the median of the market. Our compensation committee and board of directors selected performance goals for our performance-based annual bonus program that were intended to promote our business plan and short-term goals, including with respect to advancement of our clinical and preclinical development pipeline, business development and commercial preparedness goals, and general and administrative goals, as described in more detail below. In light of our achievement of each of the corporate performance goals for 2024, the compensation committee determined we achieved 130% of target performance for the corporate performance objectives of our annual bonus plan. With respect to individual performance for each of our NEOs, other than our CEO who did not have an individual performance component under the annual bonus plan for 2024, the NEOs out-performed their individual performance goals for 2024.

•

Equity-Based Long Term Incentives. In 2024, we granted equity-based compensation in the form of options. We believe that options effectively align the interests of our executives with those of our shareholders by directly linking compensation to the value of our common shares. Options require an increase in shareholder value in order for our NEOs to realize any value.

Our employees are key to achieving our goals and our compensation programs are specifically designed to attract, retain and reward our critical talent, and provide a strong link between pay and performance. We target the 50th percentile of the peer group, with variations as appropriate based on a unique combination of factors such as experience, performance, tenure, and criticality of role, among other relevant factors, with actual compensation received designed to reflect the combination of corporate and individual performance.

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Emphasize performance-based, at risk compensation.	X	Do not grant uncapped cash incentives or guaranteed equity compensation.
✓	Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X	Do not provide significant perquisites.
✓	Weight the overall pay mix towards incentive compensation for senior executives.	X	Do not provide any compensation-related tax gross-ups.
✓	Engage an independent compensation consultant to advise our compensation committee.	X	Do not reprice our option awards and our equity incentive plan expressly forbids repricing or exchanging underwater options for cash, other awards or options with an exercise price per share that is less than the exercise price of the original option without shareholder approval.
✓	Require double trigger for change in control benefits such that no severance payment or equity acceleration occurs solely as a result of a change in control event.	X	Do not include single-trigger acceleration of unvested options.
✓	Maintain an independent Compensation Committee.	X	Do not permit our directors, officers and employees to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other shareholders.
✓	Maintain a claw back policy consistent with Section 10D of the Exchange Act of 1934, as amended, Rule 10D-1.	X	Do not sponsor any defined benefit pension plans or supplemental retirement plans specifically for executives.

At our 2024 annual general meeting of shareholders, our shareholders voted to approve on a non-binding advisory basis, the compensation of our NEOs with the support of greater than 99% of the votes cast. Given the level of support received from our shareholders and the compensation committee’s assessment that our programs continue to effectively support our business objectives, we did not make any material changes to our executive compensation program as a result of this vote. The compensation committee will review the outcome of future say-on-pay votes as part of its decision making for our executive compensation programs.

DETERMINING EXECUTIVE COMPENSATION

Role of Compensation Consultant

Under its charter, our Compensation Committee has the authority to engage the services of a consulting firm to assist the Compensation Committee in fulfilling its duties. During 2024, our compensation committee retained Pearl Meyer as an independent compensation consultant to provide executive compensation advisory services. The compensation committee has evaluated Pearl Meyer’s independence pursuant to the requirements of Nasdaq and SEC rules and has determined that Pearl Meyer does not have any conflicts of interest in advising the compensation committee. Pearl Meyer did not provide any other services to the Company in 2024 for which the amount of fees exceeded $120,000.

Use of Market Data

In designing pay programs and setting pay levels, our Compensation Committee reviews market data from comparable biotechnology companies. The survey data is used to obtain a general understanding of current compensation practices and not as a basis from which to justify or provide a framework for compensation decisions. There are two primary sources of information: public peer company disclosures and published market compensation survey data. Our independent outside compensation consultant assists in determining the peer group companies and provides all relevant peer group compensation data. Separately, we participate in and purchase access to Aon Radford’s Global Compensation Database, which our Compensation Committee may use as a supplemental data point. Our Compensation Committee uses the market data to help structure a competitive executive compensation program and make individual compensation decisions based on comparable positions at companies with which we compete for talent. While our Compensation Committee does not establish compensation levels solely based on a review of competitive data or benchmark to any particular level, it believes such data is a useful tool in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers.

In September 2023, our Compensation Committee, in consultation with Pearl Meyer, selected our peer group for use in setting target pay opportunities in 2024 generally using the following criteria:

•	Industry: biotechnology or pharmaceuticals;
•	Valuation: $300M - $3.0B market capitalization, on a trailing 6-months average basis;
•	Stage: clinical-stage;
•	Size: 50 – 500 employees at the last fiscal year end; and
•	<$400M in trailing 12 months operating expense.

Preference was given, where possible, to companies in phase 2 or 3 and/or those focused on oncology. As a result, our Compensation Committee determined to make the following changes to our peer group used for 2023 compensation decisions on the basis of either valuation, stage or size:

•	Removals: EQRX, Inc., ImmunoGen, Inc., iTeos Therapeutics, Inc., Mersana Therapeutics, Inc., NGM Biopharmaceuticals, Inc.
•	Additions: Cogent Biosciences Inc., IDEAYA Biosciences, Inc., Morphic Holdings, Inc., and Zentalis Pharmaceuticals, Inc.

The resulting peer group consisted of the following companies:

Arcturus Therapeutics Holdings Inc.	Day One Biopharmaceuticals, Inc.	Kura Oncology, Inc.	Scholar Rock Holding Corporation
Arcus Biosciences, Inc.	Erasca, Inc.	Morphic Holdings, Inc.	Syndax Pharmaceuticals, Inc.
Celldex Therapeutics, Inc.	IDEAYA Biosciences, Inc.	REGENXBIO Inc.
Zentalis Pharmaceuticals, Inc.
Cogent Biosciences Inc.	Inhibrx, Inc.	Replimune Group, Inc.
Crinetics Pharmaceuticals, Inc.	Iovance Biotherapeutics, Inc.	Revolution Medicines, Inc.	Zymeworks Inc.

Subsequently in July 2024, our Compensation Committee updated this peer group to reflect our progress and profile. In consultation with Pearl Meyer, the Compensation Committee selected an updated peer group generally using the following criteria:

•	Industry: biotechnology or pharmaceuticals;
•	Valuation: $1.5B - $10.0B market capitalization, on a trailing 6-months average basis;
•	Stage: late-stage clinical or early commercial;
•	Size: 100 – 1,000 employees at the last fiscal year end; and
•	<$600M in trailing 12 months operating expense.

Preference was given, where possible, to companies in phase 3, new drug application or biologics license application filing and/or those focused on oncology. As a result, our Compensation Committee determined to make the following changes to our prior peer group on the basis of either valuation, stage or size:

•	Removals: Arcturus Therapeutics Holdings, Inc., Cogent Biosciences, Inc., Day One Biopharmaceuticals, Inc., Erasca, Inc., Inhibrx, Inc., Kura Oncology,

Inc., Morphic Holdings, Inc., REGENXBIO, Inc., Replimune Group, Inc., Scholar Rock Holding Corp., Zentalis Pharmaceuticals, Inc., and Zymeworks Inc.
•

Additions: Arrowhead Pharmaceuticals, Inc., Arvinas, Inc., Biohaven Ltd., Cytokinetics, Inc., ImmunityBio, Inc., Immunovant, Inc., Krystal Biotech, Inc., Madrigal Pharmaceuticals Inc., Recursion Pharmaceuticals Inc., and SpringWorks Therapeutics, Inc.

The resulting peer group consisted of the following companies:

Arcus Biosciences, Inc.	Crinetics Pharmaceuticals, Inc.	Iovance Biotherapeutics, Inc.	SpringWorks Therapeutics, Inc.
Arrowhead Pharmaceuticals, Inc.	Cytokinetics, Inc.	Krystal Biotech, Inc.	Syndax Pharmaceuticals, Inc.
Arvinas, Inc.	IDEAYA Biosciences, Inc.	Madrigal Pharmaceuticals Inc.
Biohaven Ltd.	ImmunityBio, Inc.	Recursion Pharmaceuticals, Inc.
Celldex Therapeutics, Inc.	Immunovant, Inc.	Revolution Medicines, Inc.

ELEMENTS OF COMPENSATION

The primary elements of our NEOs’ compensation and the main objectives of each are:

•	Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income;

•	Annual Performance-Based Incentive Compensation. Annual performance bonuses promote short-term performance objectives and reward executives for their contributions toward achieving those objectives;

•

Equity Based Long-Term Incentive Compensation. Equity compensation, provided in the form of options during 2024, aligns executives’ interests with our shareholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.

In addition, our NEOs are eligible to participate in our health and welfare programs, our 401(k) plan for those in the US, and our retirement pension scheme for those in the Netherlands, in each case, on the same basis as our other employees. Merus US, Inc. has also entered into employment agreements with each of our NEOs, which provide for severance payments and benefits upon certain terminations without cause or resignation for good reason. Our compensation committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. Each of these elements of compensation for 2024 is described further below.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s level of responsibility and performance. We annually review market data for base salaries with Pearl Meyer, the Compensation Committee’s independent compensation consultant, and adjust base salaries periodically based on several factors, including changes in market data, individual performance and experience, or changes in responsibilities.

In February 2024, the board of directors, based on the recommendation of the Compensation Committee, approved increases to the base salaries of Dr. Lundberg, Mr. Perry, Mr. Silverman, and Dr. Joe to $676,000, $493,500, $529,650, and $492,752 respectively, effective as of January 1, 2024. The 2024 base salary increases were provided based on a number of factors considered by the Compensation Committee, including individual performance, and competitive positioning of these executives with the 50th percentile of our U.S. peer group companies for similar positions. Dr. Fabian Zohren’s base salary was set at $503,000 in connection with his appointment as Chief Medical Officer in July 2024.

Annual Performance-Based Incentive Plan

We maintain an annual performance-based incentive plan pursuant to which we may grant our employees, including our named executive officers, incentive cash bonuses based upon corporate and individual performance. We generally pay annual cash bonuses based upon the achievement of set corporate level and personal goals for the period. Achievement of the targets is measured following year-end and the actual bonus amounts paid to our named executive officers are determined by our board of directors, based on the recommendation of the compensation committee.

Each named executive officer has an annual target bonus that is expressed as a percentage of base salary. The 2024 target bonus amount for each named executive officer, expressed as a percentage of base salary, was 60% for Dr. Lundberg, 45% for Mr. Silverman and 40% for each of our other NEOs.

At the beginning of each year, the board of directors (considering the recommendations of the compensation committee and management) sets corporate and individual goals and objectives for the year. The corporate objectives for our 2024 performance-based incentive plan accounted for 100% of the bonus opportunity for Dr. Lundberg, and 70% of the bonus opportunity for our other NEOs and generally related to factors such as the advancement of lead pre-clinical and clinical candidates, identification and execution of preparatory commercial development and business development activities, and achievement of certain general and administrative goals. The board of directors, upon recommendation of the compensation committee, determines the level of achievement of corporate goals for each year. There is no bonus earned for a particular corporate performance goal if performance is below 40% of target performance and achievements under the corporate performance goals are capped at 200% of target performance. Individual objectives are established annually and, in 2024, accounted for 0% of Dr. Lundberg and 30% of each of our other NEO’s bonus opportunity.

For each NEO other than Dr. Lundberg, the individual component of the bonus award for 2024 was based on the achievement of individual objectives related to the NEO’s area of responsibility within our company; however, the board of directors retains discretion to increase or decrease annual bonus achievement levels based on a subjective assessment of the NEO’s overall performance of his duties. There is no bonus earned for the individual performance goals if performance is below 40% of target performance and achievements under the individual performance goals are capped at 200% of target performance for each NEO.

Based on the maximum achievement levels under the corporate performance objectives and the relative individual performance weighting for each NEO, each NEO is eligible for a maximum performance bonus equal to 200% of each NEO’s respective target bonus.

All final bonus payments to our NEOs are determined by our board of directors, based upon the recommendation of our compensation committee. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the board of directors.

2024 Corporate Performance Objectives and Achievement Levels

The 2024 corporate performance objectives were aggressive and set at challenging levels such that the attainment of target performance was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The compensation committee believes that each of these goals is strongly aligned to the creation of long-term value for our shareholders and our other stakeholders.

The table below provides additional details regarding our 2024 corporate performance objectives, including a description of such objectives, the relative weighting, and the board of director’s assessment of our actual performance against these objectives:

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance
Clinical Development- Advancing of our clinical assets.	50%	The Company achieved substantial advancement of its clinical development pipeline, including: • Advancement of the development of petosemtamab, including enabling a	130%	65%

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance

    planned disclosure at a medical conference in the first half of 2024 of the investigation of petosemtamab in 1L PD-L1 positive, recurrent, metastatic (r/m) head and neck squamous cell carcinoma (HNSCC), and a planned disclosure at a medical conference in 2024 of the investigation of petosemtamab in 2L+ r/m HNSCC; achievement of Breakthrough Therapy designation by the FDA for petosemtamab in 2L+ + r/m HNSCC; and maturation of the Company’s chemistry manufacturing and control planning to achieve the clinical development plan and potential future commercialization for petosemtamab;

•  Initiation of phase 3 studies in 1L PD-L1 positive r/m HNSCC, and in 2/3L r/m HNSCC, with significant site activation and meaningful patient enrollment by year-end 2024; initiation of a cohort investigating petosemtamab in metastatic colorectal cancer in 2L in combination with standard chemotherapy;

•  Filing for accelerated approval for zenocutuzumab with the

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance

    United States Food and Drug Administration (FDA) for the treatment of pancreatic adenocarcinoma and non-small cell lung cancer harboring NRG1 fusion, being ready for and successful execution of the FDA’s pre-approval inspection, and obtaining a Biologics License Application approval for the above indication; and

•  Significant enrollment for the cohorts investigating MCLA-129 in combination with standard chemotherapy in 2L+ EGFRm NSCLC.

Pre-Clinical Development, Discovery and preclinical research advancement to candidate nomination for internal and collaboration programs; advancement of the Company’s Multiclonics® platforms with new innovations enhancing multispecific antibody generation.	10%	The Company achieved advancement of its pre-clinical development pipeline including: • Advancement of innovation relating to the Company’s common light chain transgenic platform for the generation of antibody binding domains; • Reaching candidate nomination for internal Biclonics® programs; • Completion of candidate nomination for three programs under the Incyte Collaboration and/or Lilly Collaboration; and • Development of biomarker analyses for our clinical programs concerning petosemtamab and zenocutuzumab, leading	130%	13%

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance
		to potential new areas of therapeutic investigation.

Business development and commercial preparation goals	30%

The Company made substantial advancement in its business development activities and commercial preparation goals, including:

•  Execution of a collaboration with Gilead to develop trispecific T-cell engagers based on our Triclonics® technology platform;

•  Execution of a license agreement with Partner Therapeutics, Inc. (PTx), in which we exclusively licensed to PTx the right to commercialize zenocutuzumab (Zeno) for the treatment of NRG1 fusion-positive (NRG1+) cancer in the United States;

•  Negotiation of a collaboration with Biohaven to co-develop three novel bispecific ADCs, leveraging Merus’ Biclonics® technology platform, and Biohaven’s ADC conjugation and payload platform technologies, which achieved execution in January 2025;

•  Establishing a market and brand readiness activities for petosemtamab; and

•  Achieving commercial readiness for

			130%	39%

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance
		zenocutuzumab, enabling a partner to successfully launch the product post-potential approval.

General and administrative goals.	10%

The Company achieved its general and administrative goals including,

•  Maintenance of financial discipline and strong balance sheet, including successfully completing a public offering of common shares, resulting in an aggregate net proceeds of approximately $445 million, while maintaining spend within 5% of the approved budget; and

•  Advancement of the Company’s intellectual property portfolio with over twenty-five issuances covering the Company’s preclinical and clinical candidates and platform technologies, while advancing the Company strategy of protecting and defending its intellectual property concerning its Multiclonics® platforms; and maintaining an engaged workforce above industry benchmarks.

			130%	13%

TOTAL:	100%

2024 Individual Performance Goals and Achievement Levels

The table below provides additional details regarding the individual performance goals for our NEOs for 2024, including a description of such goals, the relative weighting, and the board of director’s assessment of the NEO’s actual performance against these goals:

NEO	Objective, Weighting and Actual Performance	Performance Achievement Level	Weighted Performance
Peter Silverman

Advance business development activities, including execution of the Gilead Collaboration, Biohaven Collaboration and PTx license (15%)

Overseeing clinical operations achieving planned presentations at a medical conference in the first half of 2024 of the investigation of petosemtamab in 1L PD-L1 positive, recurrent, metastatic (r/m) head and neck squamous cell carcinoma (HNSCC), and a planned disclosure at a medical conference in 2024 of the investigation of petosemtamab in 2L+ r/m HNSCC, initiation of two phase 3 studies of petosemtamab in 1L and 2/3L r/m HNSCC; achieving successful FDA pre-approval inspection, and Biologics License Application approval for the above indication; and Significant enrollment for the cohorts investigating MCLA-129 in combination with standard chemotherapy in 2L+ EGFRm NSCLC. (25%)

Enhance compliance consistent with a commercial stage company, including building the organization, processes and systems required in preparation for a potential launch of zenocutuzumab. (15%).

Ensure that appropriate systems and processes are maintained to protect assets and maintain effective control of operations, being finance-ready throughout the year. (15%)

Meet key objectives for departments within reporting line, as tied to the corporate goals, including executing

		160%	48%

NEO	Objective, Weighting and Actual Performance	Performance Achievement Level	Weighted Performance

on information technology projects, and protection against cybersecurity threats while maintaining an adequate internal control environment, and meeting the company’s needs on legal, contracting, and intellectual property demands. (15%)

Provide leadership and vision to company objectives and strategic planning, facilitating cross-functional teams to enhance enterprise value, improve execution, competitive advantage and manage risk, and implementing and updating applicable board policies and policies for Board consideration. (15%)

Fabian Zohren	Achieve petosemtamab phase 3 clinical trial initiation and enrollment at or above targets for both 1L and 2/3L phase 3 clinical trials and further develop clinical development plans for petosemtamab across multiple indications. (50%) Ensure zenocutuzumab BLA approval with favorable label. (25%) Provide leadership and vision to, and continue to build and strengthen, overall clinical development organization, and ensure operational effectiveness across the organization. (25%)	125%	37.5%
Greg Perry	Ensure that financial reporting, internal controls and compliance and quality metrics are effective and at a high standard, maintaining a strong balance sheet and ensuring Merus is finance-ready throughout the year. (50%) Develop and maintain an analysis framework to model and understand financing needs, allocation of investment in programs, and potential partnering opportunities. (25%) Provide leadership and vision to company objectives for finance accounting, financial planning, quality	125%	37.5%

NEO	Objective, Weighting and Actual Performance	Performance Achievement Level	Weighted Performance
organization, project management and alliance management teams; improve execution, competitive advantage and manage risk. (25%)

2024 Annual Incentive Compensation Determination

NEO	Base Salary	Target Bonus (as % of Base Salary)	Corporate Performance Weighting	Corporate Performance Achievement	Individual Performance Weighting	Individual Performance Achievement	2024 Incentive Compensation Plan Award
Bill Lundberg	$676,000	60%	100%	130%	0%	N/A	$527,280
Peter Silverman	$529,650	45%	70%	130%	30%	160%	$331,297
Greg Perry	$493,500	40%	70%	130%	30%	125%	$253,659
Fabian Zohren*	$503,000	40%	70%	130%	30%	125%	$129,271

*Dr. Zohren’s bonus was applied with a proration factor of 58.3% to reflect his partial year of employment with the Company.

Dr. Joe’s employment ended on July 1, 2024 and he did not receive any portion of his annual bonus award for 2024.

The amounts paid to our named executive officers under our performance-based incentive compensation plan for 2024 are set forth below in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

Long-Term Incentive Plan

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of executives with those of our shareholders. We do not currently have any formal policy for determining the number of equity-based awards to grant to our NEOs.

Our compensation committee believes it is essential to provide equity-based compensation to our executive officers in order to link the interests and risks of our executive officers with those of our shareholders, reinforcing our commitment to ensuring a strong linkage between company performance and pay. We grant options to our named executive officers as the long-term incentive component of their compensation. Our options have an exercise price at least equal to the fair market value of a common share on the date of grant and typically vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances as described below under “Employment Agreements.” However the compensation committee may grant different equity awards or awards with different vesting schedules from time to time.

During 2024, the named executive officers were granted option awards as set forth in the following table. See the Outstanding Equity Awards at 2024 Financial Year End table below for additional information on these awards.

Named Executive Officer	Number of Shares subject to 2024 Options
Sven (Bill) Ante Lundberg, M.D.	360,000
Peter Silverman, J.D.	107,300
Andrew Joe, M.D.	107,300
Gregory Perry	107,300
Fabian Zohren, M.D., Ph.D.	183,943

Retirement, Health, Welfare and Additional Benefits

We maintain a 401(k) retirement savings plan for employees of Merus US, Inc. employed in the United States who satisfy certain eligibility requirements. Our named executive officers in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to 3% of the employee’s contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Our named executive officers are eligible to participate in our employee benefit plans and programs, including health and welfare plans, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans and programs.

During 2024 we provided a housing allowance to Dr. Lundberg and Mr. Silverman in the amount of $25,627 for Dr. Lundberg and $23,071 for Mr. Silverman to cover costs associated with housing in the Netherlands, which amounts are reflected in the “All Other Compensation” column of the 2024 Summary Compensation Table below. We did not provide any other perquisites to our named executive officers in 2024.

Employment Agreements

Merus US, Inc. has entered into employment agreements with each of our named executive officers, which provide for severance payments and benefits upon certain terminations without cause or resignation for good reason. Our compensation committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under the employment agreements are designed to be competitive with market practices. A description of these agreements is provided below. For information on the estimated payments and benefits that our NEOs would have been eligible to receive upon certain terminations of employment as of December 31, 2024, see “Potential Payments Upon Termination or Change in Control” below.

Employment Agreement with Dr. Lundberg

In December 2019, Merus US, Inc. entered into an employment agreement with Dr. Lundberg. If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, in either case, within 12 months following a change in control, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to 1.5 times the sum of his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 18 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Lundberg’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Lundberg 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Mr. Silverman

In January 2023, Merus US, Inc. entered into an employment agreement with Mr. Silverman replacing his employment agreement with Merus N.V., pursuant to which, if Mr. Silverman’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Mr. Silverman’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus (and not less than 40% of his base salary); (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which, subject to certain professional responsibility rules, restrict Mr. Silverman’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Mr. Silverman 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Mr. Perry

In June 2023, Mr. Perry entered into an employment agreement with Merus US, Inc., pursuant to which, if Mr. Perry’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Perry will be entitled to receive (i) base salary continuation payments for 12 months, (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Mr. Perry’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control of the Company, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Perry will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus, (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months, and (iv) provided that the date of termination occurs more than 12 months following the date of Mr. Perry’s initial service to Merus US, Inc. or the Company (including service on the Board), accelerated vesting of any portion of his time-based equity awards in the Company that is unvested as of the date of such termination, with any awards that vest in whole or in part based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Mr. Perry’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Mr. Perry 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Dr. Zohren

In June 2024, Dr. Zohren entered into an employment agreement with Merus US, Inc., pursuant to which, if Dr. Zohren’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Zohren will be entitled to receive (i) base salary continuation payments for 12 months, (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Dr. Zohren’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control of the Company, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Zohren will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus, (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months, and (iv) provided that the date of termination occurs more than 12 months following the date Dr. Zohren commenced employment with Merus US, Inc., which occurred on July 1, 2024, accelerated vesting of any portion of his time-based equity awards in the Company that is unvested as of the date of such termination, with any awards that vest in whole or in part based on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Zohren’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Zohren 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Separation Arrangement with Dr. Joe

Dr. Joe’s employment with the Company ended on July 1, 2024. In connection with his termination of employment, Dr. Joe entered into a separation agreement with Merus US, Inc. pursuant to which he became eligible to receive the following payments and benefits, subject to his execution and non-revocation of a release of claims in favor of Merus US, Inc. and the Company: (i) the severance payments and benefits set forth in his employment agreement with Merus US, Inc., which included (x) base salary continuation payments for 12 months and (y) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months; and (ii) the time period to exercise any options to purchase common shares of the Company that were outstanding and vested as of July 1, 2024 was extended to three (3) months following the expiration of the consulting agreement Dr. Joe entered into with the Company, which agreement is discussed below. Dr. Joe also agreed to comply with a 12 month post-termination non-compete and to continued compliance with his proprietary information agreement with Merus US, Inc.

In connection with his termination of employment, the Company entered into a consulting agreement with Dr. Joe, pursuant to which Dr. Joe provided consulting services to the Company until September 30, 2024 in exchange for a monthly consulting fee of $41,000.

Tax Considerations

Section 409A. The compensation committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Section 162(m). Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees”, which generally includes all NEOs. While the compensation committee may take the deductibility of compensation into account when making compensation decisions, the compensation committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the “Compensation Discussion and Analysis” and discussed the analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025.

Mark Iwicki (Chair)

Len Kanavy

Paolo Pucci

EXECUTIVE COMPENSATION TABLES

2024 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Sven (Bill) Ante Lundberg, M.D President, Chief Executive Officer	2024 2023 2022	676,000 650,000 599,254	35,750	8,403,120 3,556,800 4,791,732	527,280 393,250 319,702	37,374 35,527 34,106	9,643,774 4,671,327 5,744,794

Greg Perry Chief Financial Officer	2024 2023	493,500 258,143		2,504,597 5,788,420	253,659 122,208	10,350 38,751	3,262,106 6,207,522

Peter Silverman, J.D.(4) Chief Operating Officer and General Counsel	2024 2023 2022	529,650 495,000 412,196		2,504,597 1,166,640 1,367,010	331,297 256,410 181,620	34,223 30,432 7,371	3,399,767 1,948,482 1,968,197

Andrew Joe Former Chief Medical Officer	2024 2023 2022	246,376 473,800 460,307	53,400	2,504,597 973,440 1,367,010	— 211,315 179,032	375,159 5,783 —	3,126,132 1,664,338 2,059,749

Fabian Zohren Chief Medical Officer	2024	251,500		6,557,292	129,271	5,659	6,943,722

(1) Amounts reflect the full grant date fair value of option awards calculated in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of these awards in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2024 filed with SEC on February 27, 2025.

(2) Amounts shown reflect annual bonuses earned under our performance-based incentive plan for 2024. For additional information see “Elements of Compensation -Annual Performance-Based Incentive Plan” above.

(3) The amounts shown in the “All Other Compensation” column include matching contributions under our 401(k) retirement savings plan for Dr. Lundberg, Mr. Silverman, Mr. Perry and Dr. Zohren. The amounts shown for Dr. Lundberg and Mr. Silverman also include payments for housing allowance during 2024 in the amount of $25,627 for Dr. Lundberg and $23,071 for Mr. Silverman. The amount for Dr. Joe includes (i) severance payments of $246,376 paid or accrued during the year in connection with his separation from the Company, (ii) COBRA premiums of $5,783 paid on his behalf; and (iii) $123,000 in consulting payments earned during 2024.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2024

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2024 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2024.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold($)	Target($)	Maximum($)
Sven (Bill) Ante Lundberg, M.D.	5/7/2024	162,240	405,600	811,200	360,000	36.09	8,403,120
Peter Silverman, J.D.	5/7/2024	95,337	238,343	476,685	107,300	36.09	2,504,597
Andrew Joe	5/7/2024	78,840	197,101	394,202	107,300	36.09	2,504,597
Greg Perry	5/7/2024	78,960	197,400	394,800	107,300	36.09	2,504,597
Fabian Zohren	7/1/2024	80,480	201,200	402,400	183,943	54.45	6,557,292
1)

Amounts reflect potential payouts under our 2024 annual bonus program. Please see the description of the annual bonus program under “Annual Performance-Based Incentive Compensation” in the CD&A above. For Dr. Zohren and Dr. Joe, amounts shown represent the executive’s full potential payouts under our 2024 annual bonus program, assuming full year of employment. For Dr. Zohren, his actual bonus for 2024 was prorated by 58.3% to reflect his partial year of employment with the Company. Dr. Joe’s employment ended on July 1, 2024 and he did not receive any portion of his annual bonus award for 2024.

(2)

The options vest as to 25% of the shares on January 1, 2025 (or July 1, 2025 for the option granted to Dr. Zohren) and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described above under “Employment Agreements.”

(3)

Amounts reflect the grant-date fair value in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate these values in Note 13 to the consolidated financial statements included in in our Annual Report on Form 10-K for the year ended December 31, 2024.

OUTSTANDING EQUITY AWARDS AT 2024 FINANCIAL YEAR END

The following table summarizes the number of common shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024.

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Sven (Bill) Ante Lundberg, M.D	3/19/2019	3,797	—	12.54	3/18/2029
	1/1/2020	339,120	—	13.52	1/3/2030
	1/1/2021	360,333	7,667	24.43	1/1/2031
	1/1/2022	215,104	79,896	24.61	1/1/2032
	1/1/2023	182,083	197,917	16.07	2/2/2033
	1/1/2024	—	2,770	36.09	5/8/2034
	1/1/2024	—	357,230	36.09	5/8/2034
Peter Silverman, J.D.	1/1/2019	3,900	—	11.16	1/1/2029
	1/1/2020	57,500	—	18.61	2/14/2030
	4/16/2020	12,714	—	12.37	4/16/2030
	1/1/2021	73,437	1,563	24.43	1/1/2031
	1/1/2022	60,520	22,480	24.61	1/1/2032
	1/1/2023	49,833	54,167	16.07	2/2/2033
	1/4/2023	9583	10,417	15.87	1/4/2033
	1/1/2024	—	107,300	36.06	5/8/2034
Greg D. Perry	5/18/2016	17,000	—	10.04	5/18/2026
	5/24/2017	5,650	—	19.12	5/24/2027
	7/20/2018	4,983	—	23.3	7/20/2028
	6/12/2019	8,500	—	13.35	6/12/2029
	6/30/2020	8,631	—	16.09	6/30/2030
	5/28/2021	6,120	—	21.15	5/28/2031
	5/31/2022	16,604	—	18.56	5/31/2032
	6/8/2023	14,414	—	23.29	6/8/2033
	6/14/2023	139,846	233,078	26.5	6/14/2033
	1/1/2024	—	107,300	36.09	5/8/2034
Andrew Joe, M.D.	8/3/2020(2)	91,395	15,605	13.77	8/3/2030
	1/1/2021(2)	54,687	20,313	24.43	1/1/2031
	1/1/2022(2)	39,770	43,230	24.61	1/1/2032
	1/1/2023(2)	—	104,000	16.07	2/2/2033
Fabian Zohren, M.D., Ph.D.	7/1/2024	—	183,943	54.45	7/1/2034
(1)

The option vests as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described below under “Employment Agreements”.

(2)

Dr. Joe terminated employment on July 1, 2024. As part of his separation agreement, the post-termination exercise period of his options to purchase common shares of the Company that were outstanding and vested as of July 1, 2024 was extended to three (3) months following the expiration of Dr. Joe’s consulting agreement with the Company. The consulting agreement expired on September 30, 2024 and the post-termination exercise period of Dr. Joe’s vested options expired on December 31, 2024.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2024

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)($)
Sven (Bill) Ante Lundberg, M.D.	0	0
Peter Silverman, J.D.	72,000	2,414,560
Greg Perry	0	0
Andrew Joe	262,137	7,217,298
Fabian Zohren	0	0

(1) Amounts are calculated by multiplying the number of shares as to which the option was exercised by the market price of the shares on the exercise date, net the exercise price.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

See “Employment Agreements” above for a description of the employment agreements with each of our NEOs in place during 2024.

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2024. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation. See

“Separation Agreement with Dr. Joe” above for a description of the severance arrangement with Dr. Joe and the “All Other Compensation” column of the “2024 Summary Compensation Table” for the actual amounts paid pursuant to such arrangement.

Name	Benefit	Termination Without Cause or for Good Reason (no Change in Control) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)
Sven (Bill) Ante Lundberg, M.D.	Cash Compensation	$743,000	$1,783,200
	Equity Acceleration (1)	-	$8,815,962
	Continued Healthcare	$33,834	$50,751
	Total	$776,834	$10,649,913
Peter Silverman, J.D.	Cash Compensation	$566,726	$793,416
	Equity Acceleration (1)	-	$2,739,075
	Continued Healthcare	$33,834	$33,834
	Total	$600,560	$3,566,325
Greg Perry	Cash Compensation	$528,045	$739,263
	Equity Acceleration (1)	-	$4,263,871
	Continued Healthcare	$23,743	$23,743
	Total	$551,788	$5,026,877
Fabian Zohren	Cash Compensation	$503,000	$704,200
	Equity Acceleration (1)	-	-
	Continued Healthcare	$33,834	$33,834
	Total	$536,834	$738,034

(1) With respect to options, the value of equity acceleration was calculated by (i) multiplying the number of accelerated common shares underlying the options by $27.50, the closing trading price of a common share on December 31, 2024 and (ii) subtracting the exercise price for the options.

DIRECTOR COMPENSATION

We maintain a compensation program for our non-executive directors, the Non-Executive Director Compensation Program, under which each non-executive director was eligible to receive the following amounts for their services on our board of directors during 2024. Of note, at our 2024 Annual General Meeting of Shareholders, our shareholders approved a proposal to allow the board of directors to determine the number of common shares that may be awarded to a non-executive director under the Non-Executive Director Compensation Program to more closely align with the market 50th percentile of the Company’s peer group:

•	Upon the director’s initial appointment to our board of directors, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $600,000;

•

If the director has served on our board of directors for at least six months as of the date of an annual meeting of shareholders, and will continue to serve as a non-executive director immediately following such meeting, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $300,000;

•	An annual cash retainer of $43,045

•	If the director serves on a committee of our board of directors or in the other capacities stated below, an additional annual cash retainer as follows:

o	Chairperson of the Board, $102,747;

o	Chairperson of the audit committee, $18,540;

o	Audit committee member other than the chairperson, $9,270;

o	Chairperson of the compensation committee, $15,540;

o	Compensation committee member other than the chairperson, $7,725;

o	Chairperson of the nomination and corporate governance committee, $15,450;

o	Nomination and corporate governance committee member other than the chairperson, $7,725;

o	Chairperson of the research and development committee, $15,450; and

o	Research and development committee member other than the chairperson, $7,725.

Retainers under the program are payable in arrears in four equal quarterly installments within 15 days following the end of each calendar quarter, provided, that the amount of each payment is prorated for any portion of a quarter that a board member is not serving on our board of directors. The program further provides for an automatic increase of the annual retainers on the first day of each calendar year by an amount equal to 3% of the value of such annual retainer in effect as of the end of the immediately preceding calendar year. The amounts described above for 2024 give effect to this annual increase.

Options granted to our board members under the program have an exercise price equal to the fair market value of our common shares on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial appointment vest as to 33% of the shares subject to the award on the first anniversary of the date of grant and in 24 substantially equal monthly installments thereafter. The options granted annually to directors vest in 12 substantially equal monthly installments following the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.

Each board member is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which he or she serves. The board of directors may appoint observers to the board of directors, pending their formal appointment as a board member.

Other Director Compensation Arrangements

Dr. Lundberg receives no additional compensation for his service on our board of directors. In April 2024 Merus US, Inc. entered into a consulting agreement with Dr. Sandor pursuant to which Dr. Sandor provides consulting services to Merus US, Inc. and its affiliates related to research and development and such other services as directed by the CEO or the COO from time to time in exchange for a monthly fee of $35,000 for up to twenty (20) hours of services.

2024 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation earned by our non-executive directors for their service on our board of directors during 2024:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Mark Iwicki	66,220	300,000	—	366,220
Maxine Gowen, Ph.D.	60,040	300,000	—	360,040
Jason Haddock	40,098	600,000	—	640,098
Len Kanavy	58,495	300,000	—	358,495
Anand Mehra, M.D.	172,201	300,000	—	472,201
Paolo Pucci	63,274	300,000	—	363,274
Victor Sandor, M.D.C.M.	58,495	300,000	13,312	371,807

(1)

Amounts reflect the full grant-date fair value of options granted during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2024, filed with the SEC on February 27, 2025.

(2)	Amount shown for Dr. Sandor represents consulting fees earned during the year.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2024 by each non-employee director.

Name	Options Outstanding at Financial Year End
Maxine Gowen, Ph.D.	60,059
Jason Haddock	17,688
Mark Iwicki	73,746
Len Kanavy	84,931
Anand Mehra, M.D.	90,746
Paolo Pucci	63,244
Victor Sandor, M.D.C.M.	71,613

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our other employees.

The total compensation for 2024 for our Chief Executive Officer was $9,643,774 as reported in the Summary Compensation Table. The annual total compensation for 2024 for our median employee, identified as discussed below, was $204,923, calculated in accordance with the rules applicable to the Summary Compensation Table. Based on this information, for 2024, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees was approximately 47 to 1.

Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure

We chose December 31, 2024 as the date for establishing the employee population used in identifying the median employee and used calendar year 2024 as the measurement period. We identified the median employee using the consistently applied compensation measure of salary and annual performance bonus for each employee employed as of December 31, 2024 (other than our Chief Executive Officer). We annualized the compensation measure for permanent employees who joined in 2024. We captured all full-time, part-time, seasonal and temporary employees, consisting of approximately 255 individuals.

The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported above should not be used as a basis for comparison between companies by other companies. In addition, we expect the Company’s annually reported pay ratio may vary significantly year over year, given the size of the Company and the potential variability in Company employee compensation.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2021, 2022, 2023 and 2024, and our financial performance for each such fiscal year:

					Year-end value of $100 invested on 12/31/2019 in:
Year	Summary Compensation Table Total for PEO (1) $	Compensation Actually Paid to the PEO (1)(2)(3) $	Average Summary Compensation Table Total for Non-PEO NEOs (4) $	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)(4) $	MRUS $	NASDAQ Biotech Index $	Net Income (in millions) $
2024	9,643,774	18,440,394	4,118,418	4,927,417	298.65	118.20	-215.3
2023	4,671,327	11,843,191	2,875,609	4,616,893	195.31	118.87	-154.9
2022	5,744,794	-2,256,931	1,997,552	-53,411	109.87	113.65	-131.2
2021	7,540,935	11,523,096	2,031,414	3,116,021	225.85	126.45	-66.8
2020	5,049,022	5,589,212	1,453,520	1,380,032	124.50	126.42	-85.5

(1) The PEO for all four fiscal years is Sven (Bill) Ante Lundberg
(2) Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:

	2024		2023		2022		2021		2020
	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$9,643,774	$4,118,418	$4,671,327	$2,875,609	$5,744,794	$1,997,552	$7,540,935	$2,031,414	$5,049,022	$1,453,520
Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for current year service cost	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for prior service cost impacting current year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Adjustments for Pension	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(8,403,120)	$(3,517,770)	$(3,556,800)	$(2,244,060)	$(4,791,732)	$(1,367,010)	$(6,550,400)	$(1,389,468)	$(4,062,203)	$(840,427)
Year-end fair value of unvested awards granted in the current year	$9,678,636	$2,553,811	$7,479,906	$3,359,964	$2,381,092	$669,935	$7,516,254	$1,531,846	$4,598,303	$654,243
Change in Fair Value for Awards Granted During Any Prior Fiscal Year that were Outstanding and Unvested as of Fiscal Year-End	$3,276,478	$910,919	$2,154,165	$439,173	$(4,187,745)	$(949,302)	$2,568,931	$739,590	$14,919	$129,725

	2024		2023		2022		2021		2020
	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$4,244,626	$1,366,680	$1,094,592	$186,206	$(1,403,339)	$(404,586)	$447,375	$202,639	$(10,829)	$(17,029)
Forfeitures during current year equal to prior year-end fair value	$—	$(504,640)	$—	$—	$—	$—	$—	$—	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Adjustments for Equity Awards	$8,796,620	$808,999	$7,171,864	$1,741,284	$(8,001,725)	$(2,050,963)	$3,982,161	$1,084,607	$540,190	$(73,488)
Compensation Actually Paid (as calculated)	$18,440,394	$4,927,417	$11,843,191	$4,616,893	$(2,256,931)	$(53,411)	$11,523,096	$3,116,021	$5,589,212	$1,380,032

(3a) The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:

•	Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/FYE date.

•	Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.

•	Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.

•	Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

•	Represents annual dividend yield on each vest/FYE date.
(3b) The following table illustrates the valuation
assumptions
as of the vesting date for awards that vested in each of 2024, 2023, 2022, 2021, 2020

	For Stock Options Vesting in						For Restricted Share and Restricted Stock Units Vesting in
	2024	2023	2022	2021	2020		2021	2020
Expected volatility	62.03% - 71.97%	67.42% - 76.20%	68.94% - 76.55%	66.41% - 74.18%	66.60% - 73.37%
Expected dividend yield	0%	0%	0%	0%	0%	Weighted Average Fair Value at vesting	$17.53	$14.14
Expected term, in years	3.0 - 4.5 years	2.8 - 4.5 years	3.1 - 4.6 years	3.0 - 4.6 years	3.0 - 4.8 years
Risk-free interest rate	3.43% - 4.83%	3.48% - 5.01%	0.97% - 4.56%	0.17% - 1.27%	0.11% - 1.69%

(4) Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2024: Peter Silverman, Greg Perry, Andrew Joe, Fabian Zohren
2023: Hui Liu, Peter Silverman, Andrew Joe, Greg Perry
2022: Hui Liu, Peter Silverman, Andrew Joe
2021: Hui Liu, Peter Silverman
2020: Hui Liu, Peter Silverman

Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The illustrations below provide a graphical description of CAP (as calculated
in accordance with the SEC rules) and the following measures:

•	Merus’ cumulative TSR and Peer Group (NASDAQ Biotechnology Index) cumulative TSR; and

•	Merus’ Net Loss.
TSR amounts reported in the graph assume an initial fixed investment of $100.

CAP versus Total Shareholder Return
CAP ($M)
$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
$-
$(3.00)
value of $100 Invested on 12/31/2019
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$(50.00)
2020
2021
2022
2023
2024
CEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
MRUS value of $100 Invested 12/31/19
NASDAQ Biotechnology Index value of $100 Invested 12/31/19

CAP versus Net Loss
$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
$-
$(3.00)
$(6.00)
CAP ($M)
$900
$750
$600
$450
$300
$150
$-
$(150)
$(300)
Net Loss ($M)
2020
2021
2022
2023
2024
CEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Loss ($M)

Pay Versus Performance Tabular List
As a clinical-oncology company, we do not rely on financial performance measures in determining executive compensation but rely on non-financial performance measures such as the attainment of clinical milestones. Accordingly, the Company-Selected Measure and the Pay Versus Performance Tabular List have been excluded on this basis.
ADDITIONAL COMPENSATION-RELATED POLICIES AND PRACTICES

Clawback Policy
. We believe in maintaining best practices for our executive compensation program. We have adopted a compensation recovery policy as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of Nasdaq. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that the Company is required to prepare an accounting restatement. Covered restatements include both a restatement to correct an error that is material to previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.

Policies and Practices Relating to the Grant of Stock Options
. We do not grant option awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation Committee before granting an option award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
Although we do not have a formal policy with respect to the timing of our option award grants, the Compensation Committee has historically granted such awards on a predetermined annual schedule.
In fiscal year 2024, we did not grant stock options to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2024 regarding common shares that may be issued under our equity compensation plans, consisting of the Merus N.V. 2010 Employee Option Plan, as amended, and the Merus N.V. 2016 Incentive Award Plan, as amended (the “2016 Plan”). We do not have any non-shareholder approved equity compensation plans.

Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	8,527,314	$27.16(1)	2,002,663(2)
Equity compensation plans not approved by shareholders	—	—	—
Total	8,527,314	$27.16	2,002,663

(1)	Represents the weighted average exercise price of outstanding options.
(2)
Under the terms of our 2016 Plan, the number of common shares that may be issued under the 2016 Plan will automatically increase on January 1st of each year, for a period of ten years, from January 1, 2017 continuing through January 1, 2029, by 4% of the total number of common shares outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON SHARES

The following table sets forth information with respect to the beneficial ownership of our common shares, as of March 15, 2025 by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of common shares;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 69,090,469 common shares outstanding as of March 15, 2025. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, common shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of March 15, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed shareholders is c/o Merus N.V., Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares beneficially owned
Name of beneficial owner	Number	Percent
5% or greater shareholders:
FMR LLC (1)	6,814,226	9.9%
RTW Investments, LP (2)	4,169,393	6.0%
Entities affiliated with Commodore Capital LP (3)	3,750,000	5.4%
Entities affiliated with Wellington Management Group LLP (4)	3,497,653	5.1%
Named Executive Officers and Directors:
Sven (Bill) Ante Lundberg, M.D. (5)	1,450,487	2.1%
Greg D. Perry (6)	296,360	*
Peter B. Silverman, J.D. (7)	259,723	*
Fabian Zohren, M.D., Ph.D.	—	—
Andrew Joe, M.D.	—	—
Mark Iwicki (8)	147,322	*
Len Kanavy (9)	84,931	*

	Shares beneficially owned
Name of beneficial owner	Number	Percent
Maxine Gowen, Ph.D. (10)	60,059	*
Anand Mehra, M.D. (11)	90,746	*
Jason Haddock (12)	5,896	*
Paolo Pucci (13)	63,244	*
Victor Sandor, M.D.C.M. (14)	71,613	*
All directors and current executive officers as group (11 persons) (15)	3,301,516	4.6%

*	Indicates beneficial ownership of less than 1% of the total outstanding common shares.

(1)

This beneficial ownership information is based solely on a Schedule 13G filed with the SEC on November 12, 2024. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. According to the cover page of the Schedule 13G, FMR LLC has sole voting power over 6,814,224 shares and sole dispositive power over 6,814,226 shares. Abigail P. Johnson has sole dispositive power over 6,814,226 shares. The principal business address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)

This beneficial ownership information is based solely on a Schedule 13G filed with the SEC on November 14, 2024. Each of RTW Investments, LP, as investment adviser to certain funds that directly own these securities, and Roderick Wong, M.D. have shared voting and dispositive power over these securities. Dr. Wong is the managing partner and chief investment officer of RTW Investments, LP. The principal business address of each of RTW Investments, LP and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York 10014.

(3)

This beneficial ownership information is based solely on a Schedule 13G filed with the SEC on December 16, 2024. Commodore Capital LP is the investment manager to Commodore Master LP. Commodore Capital LP and Commodore Master LP have shared voting and dispositive power. Michael Kramarz and Robert Egen Atkinson are the managing partners of Commodore Master LP and exercise investment discretion with respect to these securities. The principal business address of each of Commodore Capital LP and Commodore Master LP is 444 Madison Avenue, Floor 35, New York, NY 10022.

(4)

This beneficial ownership information is based solely on a Schedule 13G filed with the SEC on February 10, 2025. Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP each reported having shared voting power with respect to 3,120,186 shares and shared dispositive power with respect to 3,497,653 shares. The principal business address of each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston MA 02210.

(5)

Consists of (a) 168,443 common shares held by three trusts and (c) 1,282,044 options to purchase common shares held by Dr. Lundberg that are or will be exercisable within 60 days following March 15, 2025.

(6)	Consists of 296,360 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(7)	Consists of 259,723 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(8)	Consists of (a) 73,567 common shares, (b) 73,476 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025

(9)	Consists of 84,931 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(10)	Consists of 60,059 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(11)	Consists of 90,746 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(12)	Consists of 5,896 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(13)	Consists of 63,244 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(14)	Consists of 71,613 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

(15)	Consists of (a) 242,019 common shares and (b) 3,059,497 options to purchase common shares that are or will be exercisable within 60 days following March 15, 2025.

CERTAIN RELATIONSHIPS

In addition to the transactions, arrangements and relationships discussed elsewhere in this Proxy Statement, the following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2024, our directors, executive officers or shareholders owning 5% or more of our outstanding common shares, other than equity and other compensation, termination, change in control and other arrangements for our directors and named executive officers, which are described under “Compensation Discussion and Analysis.”

COLLABORATION AGREEMENT WITH INCYTE

We entered into a collaboration and license agreement (the “Collaboration Agreement”) with Incyte Corporation (“Incyte”). Under the terms of the Collaboration Agreement, we and Incyte agreed to collaborate with respect to the research, discovery and development of bispecific or monospecific antibodies utilizing our proprietary Biclonics® technology platform. The collaboration currently encompasses up to 10 independent programs. We have the option to co-fund development of products, if any, arising from one specified program, and subject to certain conditions, to a second specified program, in each case in exchange for a share of profits in the United States, as well as the right to participate in a specified proportion of detailing activities in the United States for one of such programs. If we exercise our co-funding option for a program, we would be responsible for funding 35% of the associated future global development costs and, for certain of such programs, would be responsible for reimbursing Incyte for certain development costs incurred prior to the option exercise. All products as to which we have exercised our option to co-fund development, if any, would be subject to joint development plans and overseen by a joint development committee, with Incyte having final determination as to such plans in cases of dispute.

For each program, where we have not elected to co-fund development or where we do not have such a co-funding option, Incyte is solely responsible for all costs of global development and commercialization activities. We retain the rights to our Biclonics® technology platform as well as clinical and pre-clinical candidates and future programs emerging from our platform that are outside the scope of the Collaboration Agreement.

For one of the then current preclinical programs referred to as Program 1, at the inception of the collaboration, we retained the exclusive right to develop and commercialize products and product candidates in the United States, while Incyte had the exclusive right to develop and commercialize products and product candidates arising from such program outside the United States. For Program 1, later designated as MCLA-145, we and Incyte conducted and shared equally the costs of mutually agreed global development activities. In January 2022, the Company announced that Incyte elected to opt-out of its ex-U.S. development of MCLA-145. Incyte’s opt-out of ex-U.S. rights to MCLA-145 provides us the exclusive right to develop and commercialize potential MCLA-145 products globally. Under the collaboration, Incyte will continue to support the program for a limited time while ex-U.S. activities are transitioned to us, and Incyte will also retain a right to a residual royalty of up to 4% on sales of future commercialization of MCLA-145, if approved.

In January 2017, upon the Collaboration Agreement becoming effective, Incyte made an upfront non-refundable payment to us of $120 million for the rights granted under the Collaboration Agreement. For each program as to which we do not have commercialization or co-development rights, we are eligible to receive up to $100 million in future contingent development and regulatory milestones and up to $250 million in commercialization milestones, as well as tiered royalties ranging from 6% to 10% of global net sales. For each program as to which we have exercised our option to co-fund development, we are eligible to receive a 50% share of profits (or sustain 50% of any losses) in the United States and tiered royalties ranging from 6% to 10% of net sales of products outside of the United States, if any. If we opt to cease co-funding a program as to which we exercised our co-development option, then we will no longer receive a share of profits in the United States, but will be eligible to receive the same milestones from the co-funding termination date and the same tiered royalties described above with respect to non-co-developed programs and, depending on the stage at which we choose to cease co-funding development costs, additional royalties ranging up to 4% of net sales in the United States.

The Collaboration Agreement will continue on a program-by-program basis until neither party has any royalty payment obligations with respect to such program or, if earlier, the termination of the Collaboration Agreement or any program in accordance with the terms of the Collaboration Agreement. The Collaboration Agreement may be terminated in its entirety, or on a program-by-program basis, by Incyte for convenience. The Collaboration Agreement may also be terminated by either party under certain other circumstances, including material breach, or on a program-by-program basis for patent challenges of patents under the applicable program, in each case as set forth in the Collaboration Agreement. If the Collaboration Agreement is terminated in its entirety or with respect to one or more programs, all rights in the terminated programs revert to us, and, depending on the stage of research or development of the terminated program, subject to payment to Incyte of a reverse royalty of up to 4% on sales of future products, if we elect to pursue and are successful in development and commercialization of products arising from the terminated programs. As of December 31, 2024, Incyte no longer owns 5% or more of our outstanding common shares.

INDEMNIFICATION AGREEMENTS

We have entered into agreements with our board of directors and our executive officers to indemnify them against expenses and liabilities to the fullest extent permitted by law. These agreements provide, subject to certain exceptions, for indemnification for related expenses including, among other expenses, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees incurred by any of these individuals in any action or proceeding. In addition to such indemnification, we provide our board of directors and executive officers with directors’ and officers’ liability insurance.

SHAREHOLDERS’ PROPOSALS

Rule 14a-8 Proposals—Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our

2025 Annual General Meeting must submit the proposal to our Company Secretary at our offices at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands in writing not later than December 29, 2025 unless the date of the 2026 Annual General Meeting is changed by more than 30 days from the date of the 2025 Annual General Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Other Proposals—Shareholders intending to include a proposal on the agenda for the 2026 Annual General Meeting, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and Dutch law. Under Dutch law and our articles of association, only shareholders representing at least 3% of our issued share capital are authorized to make such a proposal, provided that they do so at least 60 days prior to our 2026 Annual General Meeting and any such shareholder proposal may be subject to the response period or cooling-off period that the Company’s board of directors is allowed to invoke under the Dutch Corporate Governance Code and Dutch corporate law, respectively.

In addition to satisfying the foregoing requirements under Dutch law and our articles of association, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.

Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Peter B. Silverman, Interim Company Secretary, at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands, for a copy of the relevant provisions of our articles of association regarding the requirements for making shareholder proposals.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the Annual General Meeting.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual General Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2026 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

MERUS’ ANNUAL REPORT ON FORM 10-K

A copy of Merus’ Annual Report on Form 10-K for the financial year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on April 23, 2025 without charge upon written request addressed to:

Merus N.V.

Attention: Company Secretary

Uppsalalaan 17

3rd & 4th floor

3584 CT Utrecht

The Netherlands

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2024 at www.merus.nl.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING, WE URGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL GENERAL MEETING VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR EMAILING THE SIGNED AND DATED PROXY CARD TO AGM2025@MERUS.NL. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL GENERAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the board of directors

Peter B. Silverman

Interim Company Secretary

Utrecht, the Netherlands

April [   ], 2025

MERUS N.V. UPPSALALAAN 17 3RD & 4TH FLOOR 3584 CT UTRECHT THE NETHERLANDS

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY EMAIL
Mark, sign and date your proxy card and return it via email to AGM2025@merus.nl by 16:59 (4:59) p.m. Central European Summer Time on May 16, 2025.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72691-P26381       KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY

MERUS N.V.
The Board of Directors recommends you vote FOR the following proposals 1, 2, 3, 4b, 5b, 6 and 7 and makes no recommendation in respect of the following proposals 4a and 5a:		For	Against	Abstain

1.	Adoption of Merus N.V.’s Dutch statutory annual accounts for the financial year 2024.	☐	☐	☐			For	Against	Abstain

2.	Appointment of KPMG Accountants N.V. as Merus N.V.’s external auditor for the financial year 2025 for purposes of Dutch law.	☐	☐	☐	6. Granting authorization to Merus N.V.’s board of directors to acquire shares (or depository receipts for such shares) in Merus N.V.’s capital.		☐	☐	☐

3.	Release of each member of Merus N.V.’s board of directors from liability for the exercise of their duties during the financial year 2024.	☐	☐	☐	7. Approval, on an advisory (non-binding) basis, of the compensation of Merus N.V.’s named executive officers.		☐	☐	☐

4.	Re-appointment of Anand Mehra, M.D. as non-executive director.				NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted in accordance with the discretion of the attorneys and proxies appointed hereby.
4a.	Opportunity to make recommendations for nomination by Merus N.V.’s group of non-executive directors.	☐	☐	☐

4b.	Re-appointment of Anand Mehra, M.D. as non-executive director.	☐	☐	☐

5.	Re-appointment of Maxine Gowen, Ph.D. as non- executive director.

5a.	Opportunity to make recommendations for nomination by Merus N.V.’s group of non-executive directors.	☐	☐	☐

5b.	Re-appointment of Maxine Gowen, Ph.D. as non- executive director.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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V72692-P26381

PROXY

ANNUAL GENERAL MEETING OF SHAREHOLDERS

MAY 21, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERUS N.V.

The undersigned hereby appoints each member of Merus N.V.’s board of directors, Peter B. Silverman as well as Paul van der Bijl, civil law notary, and Elodie Smits, deputy civil law notary, each working with NautaDutilh N.V., Merus N.V.’s Dutch legal counsel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Merus N.V. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Merus N.V. to be held at 15:00 (3:00) p.m. Central European Summer Time on Wednesday, May 21, 2025, at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands), or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting of Shareholders.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual General Meeting of Shareholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual General Meeting of Shareholders or any adjournment, continuation or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4B, 5B, 6 AND 7 AND “AGAINST” PROPOSALS 4A AND 5A AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE